                            PARTICIPATION AGREEMENT

                                   EXHIBIT A

                          Form of Lease and Agreement
                          ---------------------------


                              LEASE AND AGREEMENT

          THIS LEASE AND AGREEMENT dated as of _________, 1998 (as amended, supplemented, or otherwise modified from time to time, this "Lease"), is between
                                                             -----
SMART & FINAL REALTY TRUST 1998, a Delaware business trust, as Lessor and as mortgagee ("Lessor"), and SMART & FINAL INC., a Delaware corporation, as Lessee
            ------
and as mortgagor ("Lessee").
                   ------

          In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

          For all purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix 1 to that certain Participation Agreement dated as of the date hereof, by and among Lessee, Lessor, Investor, Trustee, the Lenders identified therein, and Agent (as amended, supplemented, or otherwise modified from time to time, the "Participation Agreement").
 -----------------------

                                  ARTICLE II.
                           LEASE OF SITE; LEASE TERM

     Section 2.1.  Acceptance and Lease of Site.  Lessor, subject to the
                   ----------------------------
satisfaction or waiver of the conditions set forth in Article III and Appendix 2 of the Participation Agreement, hereby agrees to accept delivery on the Site Acquisition Date of the Land Interest together with the Facilities thereon to be delivered on the Site Acquisition Date pursuant to the terms of the Participation Agreement and simultaneously to lease the Land Interest together with the Facilities thereon to Lessee hereunder, and Lessee, subject to the satisfaction or waiver of the conditions set forth in Article III and Appendix 2 of the Participation Agreement, hereby agrees, expressly for the direct benefit of Lessor, to lease commencing on the Site Acquisition Date from Lessor for the Lease Term, the Land Interest together with the Facilities thereon to be delivered on the Site Acquisition Date, and with respect to the New Facility to be constructed thereon pursuant to the Construction Agency Agreement, such Facility automatically (without further act) commencing on expiration or termination of the Construction Period, or as otherwise provided in the Construction Agency Agreement.

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

     Section 2.2.  Acceptance Procedure.  Lessor hereby authorizes a
                   --------------------
Responsible Officer of Lessee, to be designated by Lessee, as the authorized representative or representatives of Lessor to accept delivery of the Site. Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives and the due execution and delivery of this Lease shall, without further act, constitute the irrevocable acceptance by Lessee of the Site for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein. The New Facility constructed pursuant to the Construction Agency Agreement shall be deemed to be included in the Leasehold Estate as of the date of expiration or termination of the Construction Period applicable to such Facility, or as otherwise provided in the Construction Agency Agreement.


     Section 2.3.  Lease Term.  Unless earlier terminated, the term of this
                   ----------
Lease shall consist of the Basic Term, commencing on and including the Site Acquisition Date and ending on the date (the "Basic Term Expiration Date") which
                                              --------------------------
is five years thereafter (but in no event after May 15, 2003), and the
Extension Terms, if exercised and effective (collectively, the "Lease Term");
                                                                ----------
provided, that with respect to the New Facility to be constructed pursuant to
--------
the Construction Agency Agreement, the commencement of the Basic Term shall be the expiration or termination of the Construction Period and the end of the Basic Term with respect to the New Facility shall be the Basic Term Expiration Date.


     Section 2.4.  Lease Extension.  Subject to the consent required pursuant to
                   ---------------
Section 2.10 of the Participation Agreement, Lessee may elect to extend this Lease for up to ten (10) two (2)-year extensions (each, an "Extension Term"),
                                                            --------------
commencing upon the expiration of the then Basic Term (the "Extension Term
                                                            --------------
Commencement Date") and ending on the date which is two (2) years thereafter,
-----------------
as provided in Article VI.


                                  ARTICLE III.
                                 OTHER PROPERTY

          Lessee may from time to time own or hold under lease from Persons other than Lessor, furniture, equipment and other nonfixtures located on or about the Site that is not subject to this Lease. Lessor shall from time to time, upon the reasonable request, and at the cost and expense of Lessee, which request shall be accompanied by such supporting information and documents as Lessor may reasonably require, acknowledge in writing to Lessee or other Persons that the particular items of furniture, equipment and other fixtures in question are not part of the Leasehold Estate and that, subject to the rights of Lessor under any other Operative Documents, Lessor does not own or have any other right or interest in or to such furniture, equipment and other fixtures.


                                  ARTICLE IV.
                                     RENT

     Section 4.1.  Basic Rent.  Lessee shall pay to Lessor the amounts of Basic
                   ----------
Rent determined in accordance with the definition of "Basic Rent," with payments on each Payment

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Date, commencing as of the end of the Construction Period and ending on the last day of the Lease Term.

     Section 4.2.  Supplemental Rent.  Lessee shall pay to Lessor, or to
                   -----------------
whomever shall be entitled thereto as expressly provided herein or in any other Operative Document (and Lessor hereby directs Lessee, on behalf of Lessor, to so pay such other Person), any and all Supplemental Rent promptly as the same shall become due and payable and, in the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Basic Rent. Lessee hereby reaffirms its obligation to pay as Supplemental Rent (i) any and all Additional Costs, and (ii) any Transaction Costs not paid by Lessor, as further described in Section 9.9 of the Participation Agreement.

     Section 4.3.  Method and Amount of Payment.  As long as any obligations
                   ----------------------------
remain outstanding under the Loan Agreement, Basic Rent and Supplemental Rent shall be paid to Lessor (or, in the case of Supplemental Rent, to such Person as may be entitled thereto) on the due date therefor at such place as Lessor shall specify in writing to Lessee at least two (2) Business Days prior to the due date therefor. Agent, on behalf of Lessor, shall notify Lessee of the applicable LIBO Rate or Base Rate, as applicable, promptly upon the determination thereof. Each payment of Rent shall be made by Lessee prior to 11:00 a.m., New York City time (and payments made after such time shall be deemed to have been made on the next day) at the place of payment in funds consisting of lawful currency of the United States of America which (in the case of any amount payable to Lessor, Agent, any Participant or any Indemnitee) shall be immediately available on the scheduled date when such payment shall be due, unless the scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day (unless the result of such extension would be to carry such payment into the next calendar month, in which event such payment shall be made on the next preceding Business Day). Any amounts payable by Lessee to Lessor hereunder shall be payable in accordance with Section 9.16 of the Participation Agreement.

     Section 4.4.  Late Payment.  If any Basic Rent shall not be paid when due
                   ------------
(not taking into account any applicable grace period), Lessee shall pay to Lessor (or as Lessor directs), or if any Supplemental Rent payable to or on behalf or for the account of Lessor, Agent, any Participant or other Indemnitee is not paid when due (not taking into account any applicable grace period), Lessee shall pay to whomever shall be entitled thereto, in each case as Supplemental Rent, interest at the Overdue Rate (to the maximum extent permitted by law) on such overdue amount from and including the initial due date thereof (not taking into account any applicable grace period) to but excluding the Business Day of payment thereof at the Overdue Rate.

     Section 4.5.  Net Lease; No Setoff; Etc..  This Lease shall constitute a
                   --------------------------
net lease and, notwithstanding any other provision of this Lease, Basic Rent and Supplemental Rent shall be paid without counterclaim, setoff, deduction or defense of any kind and without abatement, suspension, deferment, diminution or reduction of any kind, and Lessee's obligation to pay all such amounts throughout the Lease Term is absolute and unconditional. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for

                                      A-3
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any reason, including, without limitation, to the maximum extent permitted by law, as a result of or related to: (a) any defect in the condition, merchantability, design, construction, quality or fitness for use of any portion of the Site, or any failure of the Site to comply with all Applicable Laws and Regulations, including any inability to occupy or use the Site by reason of such non-compliance; (b) any damage to, abandonment, loss, contamination of or Release from or destruction of or any requisition or taking of the Site or any part thereof, including eviction; (c) any restriction, prevention or curtailment of or interference with any use or any part thereof, including eviction; (d) any defect in title to or rights to the Site or any Lien on such title or rights on the Site; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, Investor, Trustee, Agent or any Lender; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to any Lessee Party, Lessor, Investor, Trustee, Agent, any Lender or any other Person, or any action taken with respect to this Lease by any trustee or receiver of any Lessee Party, Lessor, Investor, Trustee, Agent, any Lender or any other Person, or by any court, in any such proceeding; (g) any claim that Lessee has or might have against any Person, including, without limitation, Lessor, Investor, Trustee, Sublessee, Agent, or any Lender; (h) any failure on the part of Lessor, Agent, any Participant or Trustee to perform or comply with any of the terms of any Operative Document or of any other agreement, whether or not related to the Overall Transaction; (i) any invalidity or unenforceability or disaffirmance against or by Lessee of this Lease or any provision hereof or any of the other Operative Documents or any provision of any thereof; (j) the impossibility of performance by Lessee, Lessor or both; (k) any action by any court, administrative agency or other Governmental Authority; (l) any restriction, prevention or curtailment of or any interference with the construction on, demolition of, or any use of Site or any part thereof; or (m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth in Article XIII of this Lease, this Lease shall
                                    ------------
be noncancellable by Lessee for any reason whatsoever, and Lessee, to the extent permitted by Applicable Laws and Regulations, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by Lessee hereunder. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as expressly provided in Article XIII
                                                                  ------------
of this Lease, Lessee shall, unless prohibited by Applicable Laws and Regulations, nonetheless pay to Lessor (or, in the case of Supplemental Rent, to whomever shall be entitled thereto) an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part, and in such case, so long as such payments are made and no Lease Event of Default shall have occurred and be continuing, Lessor will deem this Lease to have remained in effect. Each payment of Rent made by Lessee hereunder shall be final and, absent manifest error in the computation of the amount thereof, Lessee shall not seek or have any right to recover all or any part of such payment from Lessor, Agent, any Participant or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation, maintenance and management of the Site, and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of Lessee or any subtenant of Lessee on any account or for any reason whatsoever, other than by reason of Lessor's willful misconduct or gross negligence, in either case, as determined by a final, binding and nonappealable court order.

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

                                   ARTICLE V.
                             UTILITY CHARGES; REAL
                                 PROPERTY TAXES


     Section 5.1.  Utility Charges.  Lessee shall pay or cause to be paid all
                   ---------------
charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Site during the Lease Term. So long as no Lease Event of Default exists, Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by Lessee and, so long as no Lease Event of Default exists, the amount of any credit or refund received by Lessor on account of any utility charges paid by Lessee, net of the costs and expenses reasonably incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for utilities imposed with respect to the Site for a billing period during which this Lease expires or terminates (except pursuant to Section 6.2, in which case
                                                      -----------
Lessee shall be solely responsible for all such charges) shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for each party's pro rata share thereof.


     Section 5.2.  Real Property Taxes. Lessee shall pay when due and shall be
                   -------------------
obligated for all real estate taxes and assessments assessed against the Leasehold Estate or any part thereof. Such real estate taxes and assessments shall be hereinafter referred to as "Real Estate Taxes." Real Estate Taxes
                                     -----------------
shall also include any tax, assessment, charge or fee in substitution for or in addition to such real estate taxes or assessments, but shall not include any U.S. Federal income taxes imposed on the net income of Lessor, Agent or any Participant or Taxes on or measured solely by net income (including franchise taxes) imposed or assessed by any foreign, state or local Governmental Authority. Lessee agrees to pay all such Real Estate Taxes on the Leasehold Estate on or before the due date for payment of such Real Estate Taxes. Lessee shall have the right to contest the amount or validity of the Real Estate Taxes pursuant to the terms of the Participation Agreement. Lessee shall pay promptly when due all personal property taxes assessed during the Lease Term upon the Lessee's fixtures, furnishing, equipment and stock in trade or upon Lessee's leasehold interest under this Lease Agreement or upon any other personal property situated in or upon the Leasehold Estate.


                                  ARTICLE VI.
                          EXTENSION OPTIONS; PURCHASE,
                            RETURN AND SALE OPTIONS


     Section 6.1.  Extension Options.  Subject to the consent of Lessor, Agent
                   -----------------
and each Participant and the other terms set forth in Section 2.10 of the Participation Agreement, Lessee shall have the right, at its option, to request Lessor to extend the Lease, and Agent, Lessor and Participants to extend the financing in connection therewith, for an Extension Term, commencing immediately following the expiration of the Basic Term and any previous Extension Terms (up to a total of ten (10) such terms), if applicable. In order to exercise such option, Lessee shall give irrevocable written notice thereof to Lessor and Agent no earlier than ninety (90) days and no later than seventy-five (75) days prior to the second anniversary of the Document Closing Date, and no Lease Default or Lease Event of Default shall have occurred and be continuing at the time of exercise and at the commencement of such Extension Term. If an Extension Term is applicable, Lessee shall continue to pay Rent, including Basic Rent, during the Extension Term on each Payment Date occurring during the Extension Term. All of the provisions of this Lease shall remain in effect during each Extension Term.

     Section 6.2.  Purchase Option.  Lessee will have the right, at its option
                   ---------------
and upon delivery of prior written notice (which notice shall be irrevocable) to Lessor and Agent provided no later than twelve (12) months prior to expiration of the Lease Term, to purchase the entire Site at a price equal to the Purchase Option Exercise Amount (the "Purchase Option"). If Lessee shall have elected to
                             ---------------
purchase the Site (or be required to purchase the Site pursuant to Section 6.4),
                                                                   -----------
Lessor shall, upon discharge of the Lien of the Mortgage pursuant to the provisions thereof and the payment in full of the Purchase Option Exercise Amount in immediately available funds, transfer by quitclaim deed all of Lessor's right, title and interest in and to the Site to Lessee or its designee, without recourse or warranty (except as to the absence of Lessor Liens), and re-assign to Construction Agent any Construction Documents previously assigned thereby to Lessor. Lessee, at its option, may assign its right to exercise the Purchase Option by written notice thereof to Agent and Lessor; provided that (i)
                                                               --------
Lessee shall be bound by any exercise of the Purchase Option by the assignee,
(ii) such assignee shall be bound by the provisions of this Article applicable to the Purchase Option, and (iii) no such assignment shall release Lessee from its obligations under this Article and, without limitation, Lessee shall remain primarily liable to Lessor for the payment of all amounts due under this Article in respect of the Purchase Option.

     Section 6.3.  Sale Option.  If no Lease Default or Lease Event of Default
                   -----------
shall have occurred and be continuing, then Lessee may cause the entire Site to be sold on the last day of the Lease Term for cash to a purchaser or purchasers not affiliated in any way with Lessee (the "Sale Option"); provided that the
                                            -----------    --------
entire Site shall be sold to the same Person in the same transaction and subject to the other terms of this Article. In the event Lessee timely elects the Sale Option, or in the event Lessor elects to require Lessee to sell the Site as a result of a Construction Risk Event pursuant to Section 5.4 of the Construction Agency Agreement, on the last day of the Lease Term (or as otherwise provided in
Section 5.4 of the Construction Agency Agreement), Lessee will pay as Supplemental Rent to Lessor the amounts determined in accordance with Section
                                                                      -------
6.4, until the Lease Balance and all other amounts payable under the Operative
---
Documents have been paid in full.

     Section 6.4.  Conditions for Sale of the Site.
                   -------------------------------

          (a) In the event that the Sale Option is applicable, Lessee shall cause the entire Site to be sold in accordance with the procedures set forth in this Section. In order to exercise the Sale Option, Lessee shall give notice of its election of the Sale Option effective at the expiration of the Lease Term, not later than twelve (12) months prior to such expiration, which notice shall be irrevocable, and any failure of Lessee to so elect the Sale Option shall be deemed an election of the Purchase Option pursuant to Section 6.2. Subject to
                                                      -----------
the preceding sentence, during the period commencing on the date twelve (12) months prior to the scheduled end of the Lease Term, Lessee, on behalf of Lessor, shall use best commercial efforts, as non-exclusive agent for Lessor (until Lessor appoints a successor, in its sole discretion), to obtain the highest cash bids

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

for the purchase of the Site and, in the event it receives any bid, Lessee shall, within five (5) Business Days after receipt thereof and at least twenty
(20) Business Days prior to the Lease Termination Date, certify to Lessor and Agent in writing the amount and terms of such bid, and the name and address of the party or parties (who shall not be Lessee or any Affiliate or affiliate of Lessee or any Person with whom Lessee has an understanding or arrangement regarding the future use of the Site by Lessee or such Affiliate or affiliate, but who may be Lessor, Agent, Investor or a Lender, any Affiliate thereof, or any Person contacted by Lessor, Agent, Investor or a Lender) submitting such bid. Lessee will keep Agent and Lessor promptly informed of the material terms of any proposed bid. Lessee shall bear its own expenses and pay, as Supplemental Rent, the reasonable expenses of Lessor, Agent and each Participant in connection with any such bidding and sale process pursuant to this Section including all costs and expenses incurred by any party (including a buyer or potential buyer) to place the Site in the condition required by Section 9.1 and
                                                                ------- ---
costs of repairs, Alterations or improvements desired by such buyer.

          (b) In the event that Lessee contemplates accepting any bid which, upon payment of all amounts under this Section, shall result in any portion of the Lease Balance or any other amount due under the Operative Documents remaining outstanding (a "Loss Bid"), Lessee shall notify Agent and Lessor in
                          --------
writing (a "Loss Bid Notice") of such fact and the calculation thereof prior to
            ---------------
accepting any such bid; and in the event of such bid, any Participant may submit a bid to Lessee not later than thirty (30) days after the date of such notice from Lessee. On or before the Lease Termination Date, so long as no Lease Default or Lease Event of Default shall have occurred and be continuing, and subject to the release of the security interest with respect to the Site under the Mortgage: (i) Lessee shall transfer all of Lessee's right, title and interest in the Site, or cause the Site to be transferred, to the bidder(s), if any, which shall have submitted the highest bid therefor at least twenty (20) (or, in the case of Lessor, Agent or a Participant, any Affiliate thereof or Person contacted by Lessor, Agent or a Participant, five (5)) Business Days prior to such Lease Termination Date, in the same manner and in the same condition and otherwise in accordance with all the terms of this Lease; (ii) subject to prior or concurrent payment by Lessee of all amounts due under clause
(iii) of this sentence, Lessor shall exercise such rights as it has to cause the Site to be released from the Lien of the Mortgage and shall, without recourse or warranty (except as to the absence of Lessor Liens), transfer by quitclaim deed Lessor's right, title and interest in and to the Site for cash to such bidder(s); and (iii) Lessee shall simultaneously pay or cause to be paid to Lessor in immediately available funds an amount equal to the sum of (p) all unpaid Basic Rent due on or prior to the Lease Termination Date, and all Supplemental Rent due on or prior to such date and any other amounts due and payable by Lessee to Lessor, Agent, Trustee, Trust Company, each Participant, and each Indemnitee, plus (q) the gross sale proceeds of the Site sold by Lessor (the "Proceeds"), plus (r) the Residual Guaranty Amount. To the extent the sum
      --------
of the Proceeds plus the Residual Guaranty Amount shall exceed the Lease Balance, upon receipt of the amounts described in clause (p) of the preceding sentence, Lessor shall apply the amount of Proceeds equal to such excess to the amount payable by Lessee under clause (r); provided that, to the extent that the
                                           --------
Proceeds alone shall exceed the Lease Balance, upon receipt of the Proceeds and the amounts described in clause (p) of the preceding sentence, Lessor shall pay the amount of such excess to Lessee. Notwithstanding any provision herein to the contrary, in the event Lessee's exercise of the Sale

Option would be pursuant to a bid set forth in a Lease Bid Notice, then, at the option of Lessor and Agent, Lessee may instead be required to purchase the Site pursuant to the Sale Option.

          (c) If Lessee exercises the Sale Option and a Loss Bid Notice is to be provided pursuant to Section 6.4(b), then as a condition to Lessee's right to
                     --------------
consummate the Sale Option pursuant to Sections 6.3 and 6.4, Lessee shall
                                       --------------------
indemnify (without otherwise limiting other indemnities provided in the Operative Documents), and pay to Lessor on the Lease Termination Date, and the Lenders, an amount equal to the Shortfall Amount.

          "Shortfall Amount" means the amount by which the Site was impaired by
           ----------------
any of the following, as determined by the Appraisal Procedure set forth in clause (d), (but in any event shall not exceed the excess, if any, of (i) the Termination Value over (ii) the sum of the Proceeds plus the Residual Guaranty Amount):

               (i) the existence of any Hazardous Materials, Environmental Concern Materials or violations of Environmental Laws with respect to the Site occurring or discovered after the date the Site becomes subject to the Lease (regardless of the Person so discovering any of the foregoing), or

              (ii) any restoration or rebuilding carried out by Lessee or any failure of Lessee to complete any Alterations, restoration or rebuilding, or

             (iii) any easements or other actions described in Section 8.3
                                                               -----------
     (i) through (viii), or
     ------------------

              (iv) the failure of Lessor to have good and marketable title to the Site free and clear of all Liens (including Permitted Liens (other than Lessor Liens)) and exceptions to title caused by the acts or omissions of Lessee or any Affiliate or affiliate or Sublessee, or

               (v) greater than expected wear and tear during the Lease Term, or

              (vi) failure to maintain the Facilities or the Site pursuant to the terms of the Lease, or

             (vii) any other cause or condition within the power of any Lessee Party to control or affect, differing from ordinary wear and tear.

          (d) For determining the Shortfall Amount, Lessor and Lessee shall use the following procedure (the "Appraisal Procedure"). Lessor and Lessee shall
                              -------------------
endeavor to reach a mutual agreement as to such amount for a period of ten (10) days from commencement of the Appraisal Procedure (which shall commence upon notice by either party), and if they cannot agree within ten (10) days, then two
(2) qualified appraisers, one chosen by Lessee and one chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty (20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor. If the two (2)
appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third (3rd) appraiser shall be selected by the two (2) appraisers or, failing agreement as to such third (3rd) appraiser within thirty
(30) days after both shall have been appointed, by the American Arbitration Association. The decisions of the three (3) appraisers shall be given within twenty (20) days of the appointment of the third (3rd) appraiser and the decision of the appraiser most different from the average of the other two (2) shall be discarded and such average shall be binding on Lessor and Lessee; provided that if the highest appraisal and the lowest appraisal are equidistant
--------
from the third appraisal, the third appraisal shall be binding on Lessor and Lessee. The fees and expenses of all of the appraisers shall be paid by Lessee.

     Section 6.5.  Exercise of Options; Failure to Elect.  In order to exercise
                   -------------------------------------
any of its purchase or sale options under this Lease, Lessee shall give irrevocable written notice to Lessor not less than twelve (12) months prior to the end of the then current Lease Term, that Lessee intends to exercise one of the options provided in this Article and specifying such option. If Lessee shall fail to deliver such written notice in the time required, Lessee shall be deemed to have elected to exercise the Purchase Option pursuant to Section 6.2.
                                                            -----------
Lessee's election (or deemed election) of the Purchase Option will be irrevocable at the time it is made (or deemed made). If Lessee has elected the option to sell the Site under Section 6.3, such option shall be automatically
                              -----------
revoked and such election shall be deemed of no effect if, on or after the date Lessee elects such option, there exists or occurs a Lease Default or Lease Event of Default or Lessee shall fail in any manner fully to comply with this Article, in which case Lessee shall be automatically deemed to have elected the Purchase Option pursuant to Section 6.2.
                   -----------

     Section 6.6.  Return of Site.  Unless the Site shall have been transferred
                   --------------
to Lessee pursuant to Section 6.2, Lessee shall, on the Lease Termination Date,
                      -----------
and at its own expense, transfer the Site (together with the reports described in Section 9.4 relating thereto) to the independent purchaser thereof pursuant
   -----------
to Section 6.3, free and clear of all Liens other than Permitted Exceptions and
   -----------
Lessor Liens, in as good condition as they were on the Document Closing Date, ordinary wear and tear excepted, and in compliance with all Applicable Laws and Regulations and the other requirements of Article IX (and in any event without
(x) any asbestos installed or maintained in any part of the Site, (y) any polychlorinated biphenyl (PCBs) in, on or used, stored or located at the Site, and (z) any other Hazardous Materials). Lessee shall cooperate with the independent purchaser of the Site in order to facilitate the ownership and operation by such purchaser of the Site after the Lease Termination Date, including providing all books, reports and records regarding the maintenance, repair and ownership of the Site and all data and technical information relating to the physical operation and maintenance of the Site, granting or assigning (to the extent permitted by law) all licenses necessary for the operation and maintenance of the Site and cooperating in seeking and obtaining all necessary Governmental Action. Lessee shall have also paid the total cost for the completion of all Alterations commenced prior to the Lease Termination Date. The obligation of Lessee under this Article regarding the Purchase Option shall survive the expiration or termination of this Lease, except if Lessee duly and timely exercises the Sale Option and performs its obligations under Sections 6.3
                                                                    ------------
and 6.4. Unless Lessee shall have exercised or been deemed to have exercised its
-------
option to purchase the Site, then after the date which is twelve (12) months prior to the Lease Termination Date, Lessor shall at Lessee's expense be entitled to perform such investigation, including obtaining reports of engineers and other experts as to the condition and state of repair and maintenance required by this Section and as to the compliance with Environmental Laws of the Site, as it deems appropriate. Lessee, at its sole cost and expense, shall cause the repair or other remediation of any discrepancies between the actual condition of the Site and the condition required under the Lease, such repair or remediation to be completed not later than the expiration of this Lease.

     Section 6.7.  Completion of Facilities.  In the event that the New Facility
                   ------------------------
becomes subject to this Lease prior to Completion thereof due to the termination of the Construction Period applicable thereto under Section 5.1 of the Participation Agreement, upon request, Lessee shall diligently pursue construction of the New Facility in accordance with the construction-related provisions of the Operative Documents (including those set forth in the provisions of Article III of the Participation Agreement, notwithstanding that the Participants shall not be obligated to make any Advances in respect of such construction) and shall cause the Completion of such Facility not later than the earlier to occur of (x) the date which is twelve (12) months after the Site Acquisition Date and (y) the original expiration date of the Construction Period for the New Facility, not taking into account the early termination of such Construction Period.

     Section 6.8.  Failure of Lessee to Sell Site.  If Lessee shall exercise (or
                   ------------------------------
be required to exercise, pursuant to Section 5.4 of the Construction Agency Agreement) the Sale Option and shall fail to arrange for the sale of all of the Site on or before the Lease Termination Date in accordance with and subject to the provisions of Sections 6.3 and 6.4, then Lessee and Lessor hereby agree as
                  --------------------
follows:

          (a) On the Lease Termination Date, Lessee shall (i) pay to Lessor (on behalf of the Participants) the Residual Guaranty Amount and (ii) Lessee will do the following:

               (1) at the option of Lessor and Agent, either (x) cancel the sale of the Site for which Lessee has arranged a sale (in which case, the Site will constitute an "unsold Site" under this Section or (y) sell the Site for which Lessee has arranged a sale pursuant to the provisions of Sections 6.3 and 6.4; and
     --------------------

               (2) in the event of clause 1(x) above, at the option of Lessor and Agent, either (x) tender to Lessor possession of the unsold Site or (y) continue to lease the unsold Site during a holdover period (the "Holdover
                                                                      --------
     Period") and in the case of such holdover, Lessee shall continue to market,
     ------
     on a non-exclusive basis, the Site for sale on behalf of Lessor in accordance with the provisions of the Lease. Such Holdover Period shall expire on the earlier of (x) the sale of the Site, (y) the reduction of the Lease Balance to zero and the payment by Lessee of all Basic Rent, Supplemental Rent and all other amounts then due and payable under the Operative Documents, and (z) written notice by Lessor and Agent of a date specified for the termination of such Holdover Period with respect to the Site. The Basic Rent payable by Lessee for the Site during any Holdover Period shall be applied first to payment of the portion of Basic Rent, with any excess being applied to reduce the Lease Balance. Any Proceeds from the sale of the Site during the Holdover Period will be applied to reduce the Lease Balance, with such application being allocated first to Lenders in respect of the remaining amount of the Notes, and second to the Investor Contribution. If and when the Lease Balance shall be reduced to zero and all other amounts due and payable under the Operative Documents, (i) any further Proceeds from the sale of the Site shall be remitted to Lessee for its own account, (ii) at the request of either Lessor (or Agent on Lessor's behalf) or Lessee, Lessor will transfer to Lessee or its designee, and Lessee will accept or cause its designee to accept the transfer of the Site by quitclaim deed, and Lessee shall pay or cause to be paid all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses of counsel to the Participants) in connection with such transfer.

Lessor and Agent shall not make the elections under clause (1)(y) and clause
(2)(x) above without receiving (x) the consent of all Lenders if after giving effect to such sale and payment by Lessee of the Residual Guaranty Amount, any portion of the principal of and accrued interest on the Notes will remain outstanding, and (y) the consent of Investor if after giving effect to such sale and payment by Lessee of the Residual Guaranty Amount, any portion of the Investor Contribution or accrued Yield will remain outstanding.

          (b) On or after the Lease Termination Date, Lessor shall have the right, but not the obligation, to sell the Site for such purchase price and upon such terms as Lessor shall determine in its sole discretion. In the event that Lessor shall so elect to sell the Site, Lessor shall notify each of Agent, Investor, Lessee and Lenders thereof, and each shall have the right to submit a bid and/or to cause any other Person to submit a bid to Lessor not later than twenty (20) Business Days prior to the date Lessor desires to sell the Site (as set forth in the aforementioned notice thereof); provided, however, that Lessor,
                                                 --------  -------
on behalf of Lessor, Agent and Participants, shall have the right, in its sole discretion, from time to time, to defer such proposed sale date, in which event, the rights of Lessee, Agent, Investor and each Lender to submit a bid and/or to cause any other Person to submit a bid to Lessor shall be extended to the date that is twenty (20) Business Days prior to the revised proposed sale date. At no time shall Lessor be obligated to accept any bid for the sale of the Site (whether such bid was obtained by Lessee, Lessor, Agent, Investor, any Lender or otherwise) or to consummate any proposed sale.

          (c) At any time and from time to time on or after the Lease Termination Date, Lessor, on behalf of Lessor, Agent, Investor and Lenders, shall have the right to withdraw from any sale deposit (other than the portion thereof constituting the Residual Guaranty Amount) amounts to pay, or reimburse itself for the payment of, expenses of Lessor, Agent and each Participant in connection with any bidding and sale (or proposed sale, whether or not consummated) described in clause (b). In the event that there are insufficient funds remaining from the sale deposit to pay such expenses, Lessee shall pay such expenses from time to time upon demand.

          (d) Contemporaneously with the consummation of any sale of the Site by Lessee or Lessor pursuant to this Section, (i) Lessee will transfer all of Lessee's right, title and interest in the Site to be transferred to the purchaser, (ii) subject to prior or concurrent payment by Lessee of all amounts due under clause (iii) of this sentence and receipt by Lessor of Proceeds from such sale, Lessor shall exercise such rights as it has to cause the Site to be released from the Lien of the Mortgages and shall, without recourse or warranty (except as to the absence of Lessor

Liens), transfer by quitclaim deed Lessor's right, title and interest in and to the Site for cash to such purchaser; and (iii) Lessee shall simultaneously pay or cause to be paid to Lessor, on behalf of Lessor, Agent, Participants, Trustee and Trust Company, in immediately available funds an amount equal to all unpaid Basic Rent and all Supplement Rent due on or prior thereto and any other amounts due and payable by Lessee to Lessor, Agent, each Participant, Trustee and Trust Company. Any Proceeds in excess of the sum of (x) the Lease Balance, plus (y) all unpaid Basic Rent and all Supplemental Rent due on or prior thereto and any other amounts due and payable by Lessee to Lessor, Agent, each Participant, Trustee and Trust Company shall, so long as no Lease Default or Lease Event of Default exists, be remitted to Lessee promptly after receipt.

          (e) Until a sale of the Site by Lessee or Lessor pursuant to this Section, Lessee shall be bound by all of the obligations and duties of Lessee under this Lease, notwithstanding the occurrence of the Lease Termination Date.

          (f) Lessor reserves all rights under this Lease and the other Operative Documents arising out of Lessee's breach of any provisions of this Lease (including Article VI), whether occurring prior to, on or after the Lease
                 ----------
Termination Date, including Lessee's breach of any of its obligations under Sections 6.3 and 6.4, including the right to sue Lessee for damages.
--------------------

          (g) To the greatest extent permitted by law, Lessee hereby unconditionally and irrevocably waives, and releases Lessor, each Participant and Agent from, any right to require Lessor, each Participant or Agent to sell the Site at all or for any minimum purchase price or on any particular terms and conditions, Lessee hereby agreeing that if Lessee shall elect, or be required to elect, the Sale Option, its ability to sell the Site on or prior to the Lease Termination Date and its right thereafter to submit a bid or to cause any other Person to submit a bid pursuant to Section 6.8(b) in the event Lessor shall
                                   --------------
elect to sell the Site, shall constitute full and complete protection of Lessee's interest hereunder.

                                  ARTICLE VII.
                           CONDITION AND USE OF SITE

     Section 7.1.  Waivers.  LESSEE ACKNOWLEDGES AND AGREES THAT, ALTHOUGH
                   -------
LESSOR WILL OWN AND HOLD TITLE TO THE SITE, CONSTRUCTION AGENT IS SOLELY RESPONSIBLE UNDER THE TERMS OF THE CONSTRUCTION AGENCY AGREEMENT FOR THE DESIGN, DEVELOPMENT, BUDGETING, CHANGE ORDERS AND CONSTRUCTION OF THE FACILITIES AND ANY ALTERATIONS. The Site is let by Lessor "AS IS" in their present or then condition, as the case may be, subject to (a) any rights of any parties in possession thereof, (b) the state of the title thereto existing at the time Lessor acquired its interest in the Site, (c) any state of facts which an accurate survey or physical inspection might show (including any survey delivered on or prior to the Document Closing Date or the Completion Date), (d) all Applicable Laws and Regulations, and (e) any violations of Applicable Laws and Regulations which may exist at the commencement of the Lease Term. Lessee has examined the Site and (insofar as Lessor is concerned) has found the same to be satisfactory. NEITHER LESSOR, INVESTOR, AGENT NOR ANY LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR

WARRANTY, EXPRESS OR IMPLIED, OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE TO THE SITE OR TO THE VALUE, MERCHANTABILITY, HABITABILITY, CONDITION, OR FITNESS FOR USE OF THE SITE, OR ANY PART THEREOF, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE SITE, OR ANY PART THEREOF, AND NEITHER LESSOR, INVESTOR, AGENT NOR ANY LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE SITE, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS AND REGULATIONS, except that Lessor hereby represents and warrants that the Site is and shall be free of Lessor Liens. Lessee has been afforded full opportunity to inspect the Site, is satisfied with the results of its inspections and is entering into this Lease solely on the basis of the results of its own inspections, and all risks incident to the matters discussed in the preceding sentence (other than Lessor Liens), as between Lessor, Investor, Agent and the Lenders, on the one hand, and Lessee, on the other, are to be borne by Lessee. The provisions of this Article have been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by any of Lessor, Investor, Agent or the Lenders, express or implied, with respect to the Site (or any interest therein), that may arise pursuant to any law now or hereafter in effect or otherwise.

                                 ARTICLE VIII.
                               LIENS; EASEMENTS

     Section 8.1.  Liens.  Lessee shall not directly or indirectly create,
                   -----
incur, assume or suffer to exist any Lien, defect, attachment, levy, title retention agreement or claim upon the Site or Alteration, or with respect to the Site, any Rent, the title thereto, or any interest therein, including all Liens which arise out of the possession, use, occupancy or construction of the Site or by reason of labor or materials furnished or claimed to have been furnished to Lessee, or any of its contractors or agents or by reason of the financing of any Alterations constructed by or for the benefit of Lessee and not financed by Lessor, except in all cases Permitted Liens. With respect to all Liens other than Permitted Liens, Lessee shall promptly, but not later than twenty (20) days (or, in the case of non-consensual Liens, forty-five (45) days) after the filing thereof, at its own expense, take such action as may be necessary duly to discharge or eliminate or bond in a manner reasonably satisfactory to Lessor any such Lien if the same shall arise at any time.

     Section 8.2.  No Lessor Consent or Liability.  Nothing contained in this
                   ------------------------------
Lease shall be construed as constituting the consent or request of the Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Site or any part thereof. NOTICE IS HEREBY GIVEN THAT NONE OF LESSOR, ANY PARTICIPANT NOR AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING THE SITE OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR,

SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR, INVESTOR, AGENT OR ANY LENDER IN AND TO THE SITE.

     Section 8.3.  Easements.  Subject to Section 3.4 of the Construction
                   ---------
Agency Agreement (which shall take precedence over these provisions during the Construction Period) and notwithstanding the foregoing Section, at the request of Lessee, Lessor shall, from time to time during the Lease Term and upon at least fifteen (15) days prior written notice to Lessor and Agent from Lessee, and receipt of the materials specified in the next succeeding sentence (as well as the receipt of written instructions from Agent directing Lessor to take such action as it deems appropriate), consent to and join in any (i) grant of easements, licenses, rights of way, party wall rights and other rights in the nature of easements, with or without consideration, (ii) release or termination of easements, licenses, rights of way, party wall rights or other rights in the nature of easements which are for the benefit of the Site or any portion thereof, with or without consideration, (iii) dedication or transfer of portions of the Site, not improved with a building, for road, highway or other public purposes, with or without consideration, (iv) execution of petitions to have the Site or any portion thereof annexed to any municipal corporation or utility district, (v) execution of agreements for the use and maintenance of common areas, for reciprocal rights of parking, ingress and egress and amendments to any covenants and restrictions affecting the Site or any portion thereof, with or without consideration, (vi) request to any Governmental Authority for platting or subdivision or replatting or resubdivision approval with respect to the Site or any portion thereof or any parcel of land of which the Site or any portion thereof forms a part or a request for any variance from zoning, (vii) creation of a governmental special benefit district for public improvements and collection of special assessments in connection therewith, in lump sum or installments, and (viii) execution and delivery of any instrument appropriate to confirm or effect such grant, release, dedication, transfer request or such other matter, document or proceeding. Lessor's obligations pursuant to the preceding sentence shall be subject to the requirements that:

          (a) any such action shall be at the sole cost and expense of Lessee, and Lessee shall pay all out-of-pocket costs of Lessor, Agent and Participants in connection therewith (including, without limitation, the fees of attorneys (including allocated costs of internal counsel of Agent);

          (b) Lessee shall have delivered to Lessor and Agent a certificate of a Responsible Officer of Lessee stating that:

               (1) such action will not cause the Site or any portion thereof to fail to comply in any respect with the provisions of the Lease or any other Operative Documents and in any material respect with all Applicable Laws and Regulations (including, without limitation, all applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements);

               (2) all governmental consents or approvals required prior to such action have been obtained, and all filings required prior to such action have been made;

               (3) such action will not result in any material down-zoning of the Site or any portion thereof or a material reduction in the maximum density or development rights available to the Site under all Applicable Laws and Regulations;

               (4) this Lease and Lessee's obligations hereunder shall continue in full force and effect, without abatement, suspension, deferment, diminution, reduction, counterclaim, setoff, defense or deduction;

               (5) such action will not materially reduce the Fair Market Sales Value, utility, remaining economic useful life or residual value of the Site or Lessor's interest therein; and

               (6) such action will not impose or create any liability or obligation on Lessor;

          (c) all consideration received in connection with such action shall be paid to Lessor; and

          (d) no Lease Default or Lease Event of Default shall have occurred and be continuing.

                                  ARTICLE IX.
               MAINTENANCE AND REPAIR; ALTERATIONS AND ADDITIONS

     Section 9.1.  Maintenance and Repair; Compliance With Law.  Lessee, at its
                   -------------------------------------------
own expense, shall at all times (a) maintain the Site in good repair and condition (which condition shall be no less than consistent with industry standards for similar facilities), subject to ordinary wear and tear, and in safe repair and condition (all whether involving interior or exterior, structural or nonstructural, ordinary or extraordinary, and foreseen or unforeseen circumstances); (b) except to the extent Section 9.5 shall apply,
                                                    -----------
maintain, manage and monitor the Site in accordance with all Applicable Laws and Regulations, whether or not such maintenance requires structural modifications, noncompliance with which (i) would have a material adverse effect on the Site, Lessee's right to use the Site or Lessee's business or financial condition, (ii) would cause any of the results enumerated in Section 9.5 hereof, (iii) would
                                             -----------
materially adversely affect the Fair Market Sales Value, utility, remaining economic useful life or residual value of the Site, or (iv) would materially adversely affect Lessor's interest in the Site; (c) comply with the standards imposed by any insurance required to be maintained hereunder which are in effect at any time with respect to the Site or any part thereof; (d) maintain, manage and monitor the Site in accordance with all applicable contracts, including service contracts and insurance contracts; (e) conduct maintenance and repair under the same programs and subject to the same standards as Lessee or its Affiliates shall maintain and repair other facilities owned, leased or operated by Lessee or its Affiliates; (f) cause the Site to continue to have at all times the capacity and functional ability to be used for, on a continuing basis (subject to normal interruption in the ordinary course of business for maintenance, inspection and repair) and in commercial operation, the purposes for which it was specifically designed; (g) maintain appropriate and customary written environmental operations and maintenance plans (including, where appropriate for asbestos-containing materials) for the Site; and (h) procure, maintain and comply in all material respects with all material licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of the Site and for the use, operation, maintenance, repair and restoration of the Facilities. Lessee waives any right that it may now have or hereafter acquire to
(x) require Lessor to maintain, repair, replace, alter, remove or rebuild all or any part of the Site or (y) make repairs at the expense of Lessor pursuant to any Applicable Laws and Regulations or other agreements.

     Section 9.2.  Alterations.
                   -----------

          (a) At Lessee's own cost and expense, (i) Lessee shall make alterations, renovations, improvements and additions to the Site or any part thereof and substitutions and replacements therefor (collectively,

"Alterations"), so long as such Alterations are (a) made to repair or maintain
 -----------
the Site in the condition required by Section 9.1; (b) necessary in order for
                                      -----------
the Site to be in compliance with Applicable Laws and Regulations; or (c) necessary or advisable to restore the Site to its condition existing prior to a Casualty or Condemnation; and (ii) so long as no Lease Default or Lease Event of Default has occurred and is continuing, Lessee may undertake Alterations so long as such Alterations comply with Applicable Laws and Regulations and with Section
                                                                         -------
9.1 and subsection (b) of this Section.
---

          (b) The making of any Alterations must be in compliance with the following requirements (provided that, in the case of any Alteration required by
                        --------
an emergency or by Applicable Laws and Regulations, Lessee shall (x) promptly notify Lessor and Agent thereof, and (y) effect such Alteration in a manner to avoid (or minimize if it is not possible to avoid) any violation of clause (4) below):

               (1) Lessee shall not make any Alterations in violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Site.

               (2) No Alterations shall be undertaken until Lessee shall have procured and paid for, so far as the same may be required from time to time, all permits and authorizations relating to such Alterations of all municipal and other Governmental Authorities having jurisdiction over the Site. Lessor, at Lessee's expense, shall join in the application for any such permit or authorization and execute and deliver any document in connection therewith, whenever such joinder is necessary or advisable.

               (3) The Alterations shall be expeditiously completed in a good and workmanlike manner and in compliance with all Applicable Laws and Regulations then in effect and the standards imposed by any insurance policies required to be maintained hereunder.

               (4) All Alterations shall, when completed, be of such a character as to not materially adversely affect the Fair Market Sales Value, utility, remaining economic useful life or residual value of the Site from its Fair Market Sales Value, utility, remaining economic useful life or residual value immediately prior to the making thereof or, in the case of Alterations being made by virtue of a Casualty or Condemnation, immediately prior to the occurrence of such Casualty or Condemnation.

               (5) Lessee shall have made adequate arrangements for payment of the cost of all Alterations when due so that the Site shall at all times be free of Liens for labor and materials supplied or claimed to have been supplied to the Site, other than Permitted Liens; provided, that Lessee
                                                       --------
     shall have the right to contest the amount claimed by any such supplier of labor or materials in accordance with the applicable provisions of Section
                                                                        -------
     9.5.
     ---

     Section 9.3.  Title to Alterations.  Title to Alterations shall without
                   --------------------
further act vest in Lessor and shall be deemed to constitute a part of the Site and be subject to this Lease in the following cases:

          (a) such Alterations shall be in replacement of or in substitution for a portion of the Facilities and/or the Site, or otherwise financed with Advances;

          (b) such Alterations shall be required to be made pursuant to the terms of Section 9.1 or 9.2(a)(i) hereof; or
         ------------------------

          (c) such Alterations shall be Nonseverable.

          Lessee, at Lessor's request, shall execute and deliver any deeds, bills of sale, assignments or other documents of conveyance reasonably necessary to evidence the vesting of title in and to such Alterations to Lessor.

          If such Alterations are not within any of the categories set forth in

Section 9.3(a) through (c), then title to such Alterations shall vest in Lessee
--------------------------
and such Alterations shall not be deemed to be Alterations which are part of the Site.

          All Alterations to which Lessee shall have title may, so long as removal thereof shall not result in the violation of any Applicable Laws and Regulations and no Lease Default or Lease Event of Default is continuing, be removed at any time by Lessee. Any such Alterations shall be removed by Lessee at its expense if Lessor shall so request prior to the return of the Site to Lessor or sale of the Site in accordance with the provisions of this Lease, and Lessee shall at its expense repair any damage to the Site caused by the removal of such Alterations. Lessor (or the purchaser of the Site) may purchase from Lessee Alterations (if not already owned by Lessor) which Lessee notifies Lessor that Lessee intends to remove from the Site prior to the return of the Site to Lessor or sale of the Site, which purchase shall be at the Fair Market Sales Value of such Alterations. Title to any Alterations shall vest in Lessor (or the purchaser of the Site) if not removed from the Site by Lessee prior to the return of the Site to Lessor or sale of the Site.

     Section 9.4.  Maintenance and Repair Reports. Lessee shall keep maintenance
                   ------------------------------
and repair reports in sufficient detail, and as customary for owners of commercial real estate, to indicate the nature and date of major work done. Lessee shall prepare and maintain appropriate and customary written operations and maintenance plans (including, where appropriate for asbestos-containing materials) for the Site. Such reports and plans shall be kept on file by Lessee at its offices during the Lease Term, and shall be made available to Lessor, Agent or any Participant upon reasonable request. Lessee shall give notice to Lessor and Agent of any Condemnation or Casualty the cost to repair which is reasonably expected by Lessee to exceed Five Hundred Thousand Dollars ($500,000), promptly after Lessee has knowledge thereof.

     Section 9.5.  Permitted Contests.  If, to the extent and for so long as (a)
                   ------------------
a test, challenge, appeal or proceeding for review of any Applicable Laws and Regulations or any Governmental Action relating to the Site or to the operation or maintenance of any Facility shall be prosecuted diligently and in good faith in appropriate proceedings by Lessee or (b) compliance with such Applicable Laws and Regulations or such Governmental Action shall have been excused or exempted by a valid nonconforming use permit, waiver, extension or forbearance, Lessee shall not be required to comply with such Applicable Laws and Regulations or such Governmental Action but, only if and so long as any such test, challenge, appeal, proceeding or noncompliance shall not, in the reasonable opinion of Lessor and Agent, involve (a) any meaningful risk of (1) foreclosure, forfeiture or loss of any part of the Site, (2) criminal liability being imposed on Lessor, Agent, any Participant or the Site or (3) the nonpayment of Rent or (b) any substantial danger of (1) the sale of, or the creation of any Lien (other than a Permitted Lien) on, any part of the Site, (2) material civil liability being imposed on Lessor, Agent, any Participant or the Site, (3) the extension of the ultimate imposition of such Applicable Laws and Regulations or such Governmental Action beyond the last day of the Lease Term, or (4) enjoinment of, or interference with, the use, possession or disposition of the Site in any material respect. Lessee shall provide Lessor and Agent with notice of any contest of the type described in clause (a) above in detail sufficient to enable Lessor to ascertain whether such contest may have an effect of the type described in clauses (a) and (b) above.

          Lessor will not be required to join in any proceedings pursuant to this Section, unless a provision of any Applicable Laws and Regulations requires, or, in the good faith opinion of Lessee, it is helpful to Lessee that such proceedings be brought by or in the name of Lessor and Lessor in good faith believes that it will not incur liability as a result; and in that event Lessor will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as no Lease Default or Lease Event of Default is continuing and Lessee pays all related expenses.

                                   ARTICLE X.
                                      USE

          The Site shall be used, during its Construction Period, in a manner consistent with the Construction Agency Agreement, and thereafter, Lessee may use the Site as an office building and distribution center and for related ancillary purposes, or in such other manner reasonably acceptable to Lessor and Agent in their sole discretion. Lessee shall not use the Site or any part thereof for any purpose or in any manner that would materially adversely affect the Fair Market Sales Value, utility, remaining useful life or residual value of the Site or that would create a materially increased risk of environmental liability or that would violate or conflict with, or constitute or result in a violation or default under (a) any Applicable Laws and Regulations whether now existing or hereafter in effect, foreseen or unforeseen, except to the extent permitted by Section 9.5, (b) any insurance policies required by Article XI, or (c) any
   -----------                                         ----------
Operative Document. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Site as contemplated by this Lease and the Construction Agency Agreement. Lessee shall not commit or permit any waste of the Site or any part thereof.

                                  ARTICLE XI.
                                   INSURANCE

     Section 11.1.  Required Coverages.  Lessee will keep insured all property
                    ------------------
of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations, and carry such other insurance as is usually carried by such corporations; provided that, in any
                                                      --------
event, Lessee will maintain:

          (a) Commercial General Liability Insurance. Combined single limit
              --------------------------------------
insurance against claims for bodily injury, death or third-party property damage occurring on, in or about the Site (including adjoining streets and sidewalks) and any claims arising out of the ownership, operation, maintenance, condition and use of the Site in the minimum amount of Fifty Million Dollars ($50,000,000) per person and Fifty Million Dollars ($50,000,000) per occurrence and Ten Million Dollars ($10,000,000) for property damage per occurrence; provided,
                                                                  --------
however, that Lessee may provide for commercial general liability insurance
-------
against such claims under an umbrella liability policy.

          (b) Property Insurance. Insurance against all risks of direct physical
              ------------------
loss, including loss by fire, lightning, windstorm (if commercially reasonable to obtain), hail, explosion, riot and civil commotion, aircraft and vehicles, smoke, flood (if commercially reasonable to obtain), earthquake and other risks which at the time are included under usual and customary extended coverage endorsements in amounts sufficient to prevent the Lessor and the Lessee from becoming a co-insurer of any loss, but in any event not less than the actual replacement value of the buildings and improvements on the Site or the amount sufficient to retire the Notes and pay in full the Investor Contribution, and the payment of all accrued but unpaid Basic Rent, Lease Balance and all other amounts (including, without limitation, all Supplemental Rent), fees and expenses then due and payable by a Lessee Party under any of the Operative Documents, whichever is greater; provided, however, that any deductible under
                                  --------  -------
such insurance policies shall not be in excess of an amount acceptable to Lessor and the Agent; and, provided further, that the Lessee may provide for property
                    -------- -------
insurance against such claims under a blanket property insurance policy of at least One Hundred Million Dollars ($100,000,000) coverage per occurrence and One Hundred Million Dollars ($100,000,000) aggregate per annum covering all premises owned, leased or occupied by the Lessee including the Site; and provided,
                                                                --------
finally that earthquake coverage shall be in amount equal to the probable
-------
maximum loss coverage as determined by a nationally recognized broker.

          (c) Workers' Compensation Insurance.  Lessee shall, in the
              -------------------------------
construction of the New Facility (including in connection with any Alterations thereof) and the operation of the Site, comply with the applicable Workers' Compensation laws and protect Lessor, Agent and the Participants against any liability under such laws.

          (d) Builder's Risk Insurance. During the construction of any
              ------------------------
Alteration, Lessee shall also maintain, for the benefit of Lessor, all-risk Builders' Risk Insurance in an amount equal to the greater of the replacement value of the New Facility and Alteration and the then outstanding Termination Value; provided, however, that any deductible amounts exceeding Twenty Five
       --------  -------
Thousand Dollars ($25,000) under the policy be subject to the approval of the Lessor and Agent; and provided, further that earthquake coverage shall be in the
                      --------  -------
amount equal to the probable maximum loss coverage as determined by a nationally recognized broker.

          (e) Flood Insurance. If the Site is located in a special flood hazard
              ---------------
area (as defined in National Flood Insurance Reform Act), Lessee shall maintain flood insurance, for the benefit of Lessor, Agent and Participants, in an amount at least equal to the then outstanding Termination Value. Prior to the date hereof and from time to time upon Lessor's request, Lessee shall deliver to Lessor evidence reasonably satisfactory to Lessor for the Site establishing whether the Site is located in a special flood hazard area.

          (f) Other Insurance. Such other insurance, including malpractice or
              ---------------
professional liability insurance, automobile liability (if applicable) and business interruption insurance, in each case as is generally carried by owners of similar properties in such amounts and against such risks as are then customary for properties similar in use.

          Such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. Any insurance company selected by Lessee shall be rated in A.M. Best's Insurance Guide or any successor thereto (or if there be none, an organization having a similar national reputation) and shall have a general policyholder rating of "A- " (or comparable rating for a rating by an organization other than A.M. Best) and a financial rating of at least "X" (or comparable rating for a rating by an organization other than A.M. Best) or be otherwise acceptable to the Lessor and Agent. In the case of liability insurance maintained by Lessee, it shall name Agent, together with Lessor, as additional insureds and, in the case of property insurance maintained by Lessee, it shall name Agent, together with Lessor, as mortgagees and loss payees. Lessee agrees that it will furnish Lessor and Agent with certificates or, if requested by Lessor, copies of policies showing the insurance required to be in effect hereunder. Each policy referred to in this Section shall provide that: (i) it will not be canceled, materially modified or its limits reduced, or allowed to lapse without renewal, except after not less than thirty (30) days prior written notice to Agent and Lessor; (ii) the interests of Agent and Lessor shall not be invalidated by any act or negligence of or breach of warranty or representation by Lessee or any Person having an interest in the Site or the Facility thereon; (iii) such insurance is primary with respect to any other insurance carried by or available to Agent and Lessor;
(iv) the insurer shall waive any right of subrogation, setoff, counterclaim, or other deduction, whether by attachment or otherwise, against Agent or Lessor; and (v) such policy shall contain a cross-liability clause providing for coverage of Agent and Lessor as if separate policies had been issued to each of them. Lessee will notify Agent and Lessor promptly of any policy cancellation, reduction in policy limits, modification or amendment. The term "Peril" shall
                                                                  -----
mean, collectively, fire, lightning, flood, windstorm, hail, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke and all other perils covered by the "all risk endorsement" then in use in the State of California.

     Section 11.2.  Delivery of Insurance Certificates.  On or before the
                    ----------------------------------
Document Closing Date, Lessee shall deliver to Agent and Lessor certificates of insurance satisfactory to Agent and Lessor evidencing the existence of all insurance required to be maintained hereunder and setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage. Thereafter, throughout the Lease Term, at the time each of Lessee's insurance policies is renewed (but in no event less frequently than once each year), Lessee shall deliver to Agent and Lessor certificates of insurance evidencing that all insurance required by Section 11.1 to be maintained by Lessee with
                               ------------
respect to the Site is in effect.

                                 ARTICLE XII.
                                  SUBLEASING

     Section 12.1.  Subletting.  (a) Lessee may not sublease, in whole or in
                    ----------
part, any of its right, title or interest in, to or under this Lease or any portion of the Site to any Person at any time, and any such sublease shall be void and of no force or effect; provided, however, that without the consent of
                                --------  -------
Lessor, Lessee may sublease the Site to Sublessee pursuant to the Sublease. Regardless of Lessor's consent, no subletting shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay Rent hereunder (including, without limitation, Basic Rent and Supplemental Rent) and to perform all other obligations to be performed by Lessee hereunder. The acceptance of Rent by Lessor or Agent from any other Person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one subletting of the Site shall not be deemed consent to any subsequent or further subletting of the Site or any other Site. Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said successor.

          (b) Lessee hereby assigns to Lessor all of Lessee's right, title and interest in and to the Sublease, now or hereafter in effect, including, but not limited to, all rents and other sums payable to Lessee under such Sublease. Lessor shall have no obligation to perform, and Lessee shall not by reason of such assignment be relieved of its obligation to perform, any of Lessee's covenants or agreements under this Lease or covenants or agreements of Lessee, as sublessor, under the Sublease; provided that, upon the termination of this
                                  --------
Lease or upon termination of Lessee's right to possess the Site following a Lease Event of Default (the date of such termination shall be referred to herein as the "Turnover Date") the following shall apply: (a) if Lessee acquires
        -------------
ownership of the Site in accordance with the terms of this Lease or if Lessee's right to possess the Site has been terminated following a Lease Event of Default then, subject to the provisions of Article XVIII, Lessee shall continue to be
                                   -------------
liable for all obligations under the Sublease; or (b) if Lessee does not acquire ownership of the Site, (i) Lessee shall continue to be liable for any obligations under the Sublease accruing or arising prior to the Turnover Date and for any tenant improvement obligations arising or accruing prior to the later of (x) the Turnover Date and (y) the scheduled termination date of the Lease Term and (ii) if the

Sublease is not terminated in accordance with Section 12.2(b), Lessor (or any
                                              ------- -------
successor owner of the Site (the "Designated Owner")) shall assume and be liable
                                  ----------------
for, subject to the limitations on the liability of the Designated Owner set forth in Section 12.2 and subject to the limitations on the liability of Lessee set forth in Article XVIII, Lessee's obligations under the Sublease other than
             -------------
those referred to in clause (i) above. Prior to the Turnover Date, Lessee shall have the right to collect and enjoy all rents and other sums of money payable under any Sublease and Lessee shall have the right to modify, extend, amend or terminate any or all of the Sublease, so long as such modification, extension, amendment or termination could not have a Material Adverse Effect or conflict with or violate any of the Operative Documents.

     Section 12.2.  Sublease Subordination.
                    ----------------------

          (a) As of or prior to the Document Closing Date, Lessee shall deliver to Lessor an executed copy of the Sublease. The Sublease shall contain the following language:

     "Sublessee hereunder agrees that this Sublease is subject and subordinate to the lease under which the Lessee hereunder occupies the Property (the "Lease," with the landlord under the Lease and its successors and assigns
     ------
     in interest to the Property or this Sublease being hereinafter referred to as the "Lessor") and in the event of the termination of the Lease or in the
             ------
     event the Lessor terminates the Lessee's right of possession under the Lease (the date on which either such termination becomes effective being referred to herein as the "Turnover Date"), the Lessor shall have (i) the
                                -------------
     right to terminate this Sublease and the Sublessee's right of possession hereunder, or, in the alternative (at the Lessor's option), (ii) the right to require the Sublessee hereunder to attorn to the Lessor; and in the case of such required attornment election, the Sublessee hereunder will attorn to the Lessor and pay the Lessor all of the rents and other monies required to be paid by the Sublessee hereunder, and perform all of the terms, covenants, conditions and obligations contained in this Sublease, and this Sublease shall continue as a direct lease between the Sublessee hereunder and the Lessor upon all of the terms and conditions hereof except that in no event shall the Lessor have any obligation to perform any obligation of the Lessee hereunder with respect to obligations of the Lessee hereunder accruing prior to the Turnover Date and that any obligations of the Lessor (or any successor Lessor) hereunder arising after the Turnover Date shall be without recourse to Lessor (other than the interest of the Lessor in the property demised by this Sublease).

          (b) Following the Turnover Date, the Designated Owner shall have the right to terminate the Sublease and Sublessee's right of possession thereunder or, in the alternative (at the Designated Owner's option), the Designated Owner may require the Sublessee to attorn to the Designated Owner; and in the case of such required attornment, the rights (including, without limitation, the right of possession) of Sublessee shall not be disturbed or affected by the Designated Owner so long as no default by Sublessee exists under the terms of the Sublease as would enable Lessee (as sublessor) to terminate the Sublease or would cause termination of the Sublease or would entitle Lessee (as sublessor) to dispossess Sublessee under the Sublease.

                                 ARTICLE XIII.
                   LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE

     Section 13.1.  Event of Loss; Condemnation or Casualty.
                    ---------------------------------------

          (a) If an Event of Loss shall occur or a Casualty event as described in the first sentence of Section 13.4, Lessee shall give Lessor and Agent prompt
                         ------------
written notice of such occurrence and the date thereof and Lessee shall purchase the Site affected thereby from Lessor on the next succeeding Payment Date after the date such Event of Loss shall have occurred at a purchase price equal to the sum of (a) the Lease Balance, plus (b) all accrued but unpaid Rent, plus (c) all other sums due and payable by Lessee to Lessor, Investor, Agent or any Lender with respect to such affected Site under any of the Operative Documents.

          (b) Upon payment in full of all amounts payable pursuant to Section
                                                                      -------
13.1(a) and the discharge of the Lien of the Mortgage pursuant thereto, (i) the
-------
Lease Term shall end, and (ii) the obligations of Lessee hereunder (other than any obligations expressed herein as surviving termination of this Lease) shall terminate as of the date of such payment.

     Section 13.2.  Application of Payments Relating to an Event of Loss.  All
                    ----------------------------------------------------
Net Condemnation Proceeds and property insurance proceeds received at any time by Lessor, Lessee, Investor or Agent from any Governmental Authority or other Person with respect to any Event of Loss or Casualty described in the first sentence of Section 13.4 shall be promptly remitted to Lessor and, after Lessee has purchased the Site pursuant to Section 13.1(a), such amount shall be
                                   ---------------
applied against the purchase price payable by Lessee pursuant to Section
                                                                 -------
13.1(a), and any such Net Condemnation Proceeds and property insurance proceeds
-------
remaining thereafter shall, so long as no Lease Default or Lease Event of Default exists, be paid over to, or retained by, Lessee, or as Lessee may direct.

     Section 13.3.  Application of Certain Payments Relating to a Condemnation.
                    ----------------------------------------------------------
In case of a requisition for temporary use of all or a portion of the Site which is not an Event of Taking, this Lease shall remain in full force and effect, without any abatement or reduction of Rent, and the proceeds received from any Governmental Authority relating to a Condemnation for the Site shall, so long as there is no Lease Default or Lease Event of Default, be paid to Lessee, except that any portion of such proceeds that is awarded with respect to the time period after the expiration or termination of the Lease Term (unless Lessee shall have exercised an option to purchase the Site and no Lease Default or Lease Event of Default shall have occurred and be continuing) shall be paid to Lessor; provided, that if Lessee has paid the Lease Balance to Lessor, such
        --------
proceeds (or the portion of such proceeds in excess of the portion thereof applied to payment of the Lease Balance) shall, so long as there is no Lease Default or Lease Event of Default, be paid over to Lessee.

     Section 13.4.  Casualty.  Upon any Casualty with respect to the Site, the
                    --------
cost of repair of which would exceed Five Hundred Thousand Dollars ($500,000), Lessee shall give to Lessor and Agent written notice thereof. If, after a Casualty, (x) the Site cannot be repaired and/or rebuilt to the condition required by Section 9.1, prior to the earlier of the Final Rent Payment Date or
            -----------
one

(1) year after the Payment Date next following the Casualty event, or (y)
Lessee opts to not make such repairs, then Lessee shall acquire the Site pursuant to Section 13.1. Otherwise, as soon as practicable after a Casualty,
            ------------
Lessee shall repair and rebuild the affected portions of the Site suffering such Casualty (or cause such affected portions to be repaired and rebuilt) to the condition required to be maintained by Section 9.1 hereof; provided that the
                                       -----------         --------
value and functional capability of such item as restored is at least equivalent to the value and functional capability of such item as in effect immediately prior to the occurrence of such Casualty. Such repairs shall be completed upon the earlier of the dates set forth in clause (x) above. Except as provided in
Section 13.3, if any insurance proceeds received with respect to any Casualty
------------
shall be in excess of twenty-five percent (25%) of the then-outstanding Lease Balance, the insurance proceeds received with respect to such Casualty shall be paid over to or retained by Agent, to be distributed to Lessee upon completion of such repairs and rebuilding of the affected portions of the Site in accordance with the conditions set forth in this Section.

     Section 13.5.  Other Dispositions. Notwithstanding the foregoing provisions
                    ------------------
of this Article, as long as a Lease Default or Lease Event of Default shall have occurred and be continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, Lessee pursuant to this Article shall be paid to Agent (or to Lessor after the Loan Agreement shall have been satisfied and discharged) as security for the obligations of Lessee under this Lease, shall be invested by Agent (or Lessor) in accordance with Section
                                                                      -------
21.18 in Permitted Investments and, if a Lease Event of Default is continuing,
-----
may be applied to the obligations of Lessee hereunder, and, at such time thereafter as no Lease Default or Lease Event of Default shall be continuing, such amount and gain thereon shall be paid promptly to Lessee to the extent not previously applied in accordance with the terms of this Lease.

     Section 13.6.  Negotiations.  In the event any part of the Site becomes
                    ------------
subject to condemnation or requisition proceedings, Lessee shall give notice thereof to Lessor and Agent promptly after Lessee has knowledge thereof and, to the extent permitted by any Applicable Laws and Regulations, Lessee shall control the negotiations with the relevant Governmental Authority unless a Lease Default or Lease Event of Default shall be continuing, in which case Lessor shall control such negotiations; provided that in any event Lessor may
                                 --------
participate, at Lessee's expense, in such negotiations; and provided no
                                                            --------
settlement will be made without Lessor's prior written consent. Lessee shall give to Lessor and Agent such information, and copies of such documents, which relate to such proceedings, or which relate to the settlement of amounts due under insurance policies required by Article XI, as are reasonably requested by
                                     ----------
Lessor or Agent. If the proceedings relate to an Event of Taking, Lessee shall act diligently in connection therewith.

     Section 13.7.  No Rent Abatement.  Rent shall not abate hereunder by reason
                    -----------------
of any Casualty, any Event of Loss, any Event of Taking or any Condemnation of the Site, and Lessee shall continue to perform and fulfill all of Lessee's obligations, covenants and agreements hereunder notwithstanding such Casualty, Event of Loss, Event of Taking or Condemnation until the Lease Termination Date.

                                  ARTICLE XIV.
                                NON-INTERFERENCE

     Section 14.1.  Non-Interference.  Lessor covenants that it will not
                    ----------------
interfere in Lessee's or Sublessee's use of the Site in accordance with this Lease during the Lease Term, so long as no Lease Default or Lease Event of Default has occurred and is continuing; it being agreed that Lessee's remedies for breach of the foregoing covenant shall be limited to a claim for damages or the commencement of proceedings to enjoin such breach. Such right is independent of and shall not affect Lessor's rights otherwise to initiate legal action to enforce the obligations of Lessee under this Lease.

     Section 14.2.  Certain Duties and Responsibilities of Lessor.  Lessor
                    ---------------------------------------------
undertakes to perform such duties and only such duties as are specifically set forth herein and in the other Operative Documents, and no implied covenants or obligations shall be read into this Lease against Lessor, and Lessor agrees that it shall not, nor shall it have a duty to, manage, control, use, sell, maintain, insure, register, lease, operate, modify, dispose of or otherwise deal with the Site in any manner whatsoever, except as required by the terms of the Operative Documents and as otherwise provided herein; provided that during the continuance
                                            --------
of a Lease Default or Lease Event of Default, Lessor shall have no obligation to Lessee to perform any such duties.

                                  ARTICLE XV.
                            INSPECTION AND REPORTS

     Section 15.1.  Inspection.  Upon five (5) Business Days prior notice to
                    ----------
Lessee, each of Agent, Investor, Lessor, any Lender and their respective authorized representatives (the "Inspecting Parties") may inspect (a) the Site
                                 ------------------
and (b) the books and records of Lessee relating directly and primarily to the Site and make copies and abstracts therefrom. If a Lease Event of Default or Lease Default has occurred and is continuing, Lessee shall reimburse the Inspecting Parties for the reasonable costs of such inspections, and all inspections shall be at Lessee's risk. Lessee shall furnish to the Inspecting Parties statements accurate in all material respects regarding the condition and state of repair of the Site, all at such times and as often as may be reasonably requested. No inspection shall unreasonably interfere with Lessee's operations or the operations of any other occupant of the Site. None of the Inspecting Parties shall have any duty to make any such inspection or inquiry, and none of the Inspecting Parties shall incur any liability or obligation by reason of not making any such inspection or inquiry. None of the Inspecting Parties shall incur any liability or obligation by reason of making any such inspection or inquiry unless and to the extent, so long as no Lease Default or Lease Event of Default has occurred and is continuing at the time of inspection, such Inspecting Party causes damage to the Site or any property of Lessee or any other Person during the course of such inspection and such damage was a direct result of such Inspecting Party's gross negligence or willful misconduct.

     Section 15.2.  Reports.  To the extent permissible under Applicable Laws
                    -------
and Regulations, Lessee shall prepare and file in timely fashion, or, where Lessor shall be required to file, Lessee shall prepare and make available to Lessor and Agent within a reasonable time prior to the date for filing and Lessor shall file, any reports with respect to the condition or operation of the Site that shall be required to be filed with any Governmental Authority.

                                  ARTICLE XVI.
          OWNERSHIP, GRANT OF SECURITY INTEREST AND FURTHER ASSURANCES

     Section 16.1.  Grant of Security Interest.  Lessee hereby assigns, grants
                    --------------------------
and pledges to Lessor for the benefit of Agent and Lenders a security interest in and Lien against all of Lessee's right, title and interest, whether now or hereafter existing or acquired, in the Site (including the Facilities and improvements thereon) and proceeds therefrom, to secure the payment and performance of all obligations of Lessee now or hereafter existing under this Lease or any other Operative Document. Lessee shall, at its expense, do any further act and execute, acknowledge, deliver, file, register and record any further documents which Lessor or any Lender may reasonably request in order to protect Lessor's title to and their perfected Lien in the Site, subject to no Liens other than Permitted Liens, and Lessor's rights and benefits under this Lease. Lessee shall promptly and duly execute and deliver to Lessor such documents and assurances and take such further actions as Lessor, Agent or any Lender may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Lease and the other Operative Documents, to establish and protect the rights and remedies created or intended to be created in favor of Lessor and Agent hereunder and thereunder, and to establish, perfect and maintain the right, title and interest of Lessor, Agent and Lenders in and to the Site, subject to no Lien other than Permitted Liens, or of such financing statements or fixture filings or other documents with respect hereto as Lessor, Agent or any Lender may from time to time reasonably request, and Lessee agrees to execute and deliver promptly such of the foregoing financing statement and fixture filings or other documents as may require execution by Lessee. To the extent permitted by Applicable Laws and Regulations, Lessee hereby authorizes any such financing statement and fixture filings to be filed without the necessity of the signature of Lessee. Upon Lessee's request, Lessor shall at such time as all of the obligations of Lessee under this Lease or any other Operative Documents have been indefeasibly paid or performed in full (other than Lessee's contingent obligations, if any, under Article VII of the Participation Agreement) execute and deliver termination statements and other appropriate documentation reasonably requested by Lessee, all at Lessee's expense, to evidence Lessor's release of its Lien against the Site, otherwise without representation or warranty.

     Section 16.2.  Attorney-in-Fact.  Lessee hereby irrevocably appoints
                    ----------------
Lessor as Lessee's attorney-in-fact, with full authority in the place and stead of Lessee and in the name of Lessee or otherwise, from time to time in Lessor's discretion, upon the occurrence and during the continuance of a Lease Event of Default, to take any action (including any action that Lessee is entitled to take) and to execute any instrument which Lessor may deem necessary or advisable to accomplish the purposes of this Lease (subject to any limitations set forth in the Operative Documents), including, without limitation:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for money due and to become due under or in connection with the Site;

          (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with the foregoing clause (a);

          (c) to file any claim or take any action or institute any proceedings which Lessor may deem to be necessary or advisable for the collection thereof or to enforce compliance with the terms and conditions of the Lease; and

          (d) to perform any affirmative obligations of Lessee hereunder.

Lessee hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

                                 ARTICLE XVII.
                            LEASE EVENTS OF DEFAULT

          The occurrence of any one or more of the following events, whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute a "Lease Event of Default":
                                       ----------------------

          (a) Lessee shall fail to make any payment (i) of any Supplemental Rent payable to Lessor, Agent or any Participant or Basic Rent when due and such failure shall continue for a period of three (3) days, or (ii) of amounts payable pursuant to the exercise of the Sale Option, or amounts payable pursuant to Section 13.1, when due, or (iii) of Supplemental Rent payable to any Person
   ------------
other than Lessor, Agent or a Participant and such failure under this Lease Agreement clause (iii) shall continue for a period of three (3) days after notice to Lessee from any Person of such failure; provided that Lessee shall not
                                                  --------
be entitled to any three (3)-day grace or cure period under this clause (a) with respect to any payment of the Lease Balance, Residual Guaranty Amount or any Proceeds under Article VI;
               ----------

          (b) any Lessee Party shall fail to make any payment of any other amount payable hereunder or under any of the other Operative Documents and such failure shall continue for a period of ten (10) days after such amount first became due and payable (or in the case of any payment to any Person other than Lessor, Agent or any Participant, such failure shall continue for a period of ten (10) days after notice to Lessee from any Person of such failure);

          (c) Lessee shall (i) fail to maintain insurance as required by Section
                                                                         -------
11.1, or (ii) default in the performance or observance of any term, covenant,
----
condition or agreement on its part to be performed or observed under Section 5.2, 5.3, 5.4, 5.5, 5.7, 5.8, 5.11, 5.14 or 5.17 of the Participation Agreement;

          (d) any representation or warranty by any Lessee Party in any Operative Document or in any certificate or document (including any Advance Request) delivered to Lessor, Agent or any Participant pursuant to any Operative Document shall have been incorrect in any material respect when made;

          (e) any Lessee Party shall fail in any material respect timely to perform or observe any covenant, condition or agreement (not included in any other clause of this Article) to be performed or observed by it hereunder or under any other Operative Document and, (other than with respect to Construction Agency Events of Default) if Lessor has provided Lessee with timely notice of such Lease Default in accordance with the Operative Documents, such failure shall continue for a period of ten (10) days after written notice is delivered by Lessor thereof;

          (f) (i) any Lessee Party shall generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any case or proceeding or file any petition under any bankruptcy, insolvency or similar law or seeking dissolution, liquidation or reorganization or the appointment of a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of any involuntary petition filed against it in any bankruptcy, insolvency or similar case or proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit of creditors, or shall consent to, or acquiesce in the appointment of, a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business, or (ii) corporate action shall be taken by any Lessee Party for the purpose of effectuating any of the foregoing;

          (g) involuntary proceedings or an involuntary petition shall be commenced or filed against any Lessee Party under any bankruptcy, insolvency or similar law or seeking the dissolution, liquidation or reorganization of such Lessee Party or the appointment of a receiver, trustee, custodian or liquidator for any Lessee Party or of a substantial part of the property, assets or business of any Lessee Party or, any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of the property, assets or business of any Lessee Party, and such proceedings or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within thirty (30) days after commencement, filing or levy, as the case may be;

          (h) a judgment or judgments for the payment of money are entered by a court or courts of competent jurisdiction against any Lessee Party, and such judgment or judgments remain undischarged, unbonded, unstayed or unsatisfied for a period (during which execution shall be effectively stayed) of sixty (60) days; provided that the aggregate of all such judgments exceeds Five Million
      --------
Dollars ($5,000,000) (excluding any insured parties);

          (i) Lessee or any Guarantor shall directly or indirectly contest, or threaten to contest, the validity of any Operative Document in any manner in any court of competent jurisdiction or the Lien granted by this Lease or any Mortgage;

          (j) a default or event of default, the effect of which is to permit the lender or lenders of any instrument, (including, without limitation, the lenders under that certain Revolving Credit Agreement, dated as of November 20, 1995 among Lessee, the banks listed therein and Agent, as agent thereunder, as amended), or a trustee or agent on behalf of such lender or lenders, to cause the indebtedness evidenced by such instrument to become due prior to its stated maturity shall occur under the provisions of any instrument evidencing indebtedness for borrowed money of the Lessee or any Affiliate thereof (or under the provisions of any agreement pursuant to which such instrument was issued) or any obligation of the Lessee or any Affiliate thereof for the payment of such indebtedness shall become or be declared to be due and payable prior to its stated maturity, or shall not be paid when due;

          (k) Any one or more Pension-Related Events referred to in subsection
(a)(ii), (b) or (e) of the definition of "Pension-Related Event" shall have
                                          ---------------------
occurred; or any one or more other Pension-Related Events shall have occurred and Lessor and Agent shall determine in good faith (which determination shall be conclusive) that such other Pension-Related Events, individually or in the aggregate, could have a Material Adverse Effect; or

          (l) the Guaranty shall no longer be in full force and effect.

                                 ARTICLE XVIII.
                                  ENFORCEMENT

     Section 18.1.  Remedies.  Upon the occurrence of a Lease Event of Default,
                    --------
at Lessor's option and without limiting Lessor in the exercise of any other right or remedy, Lessor may have on account of such default (including, without limitation, the obligation of Lessee to purchase the Site as set forth below), and without any further demand or notice, Lessor may cause the following to occur:

               (i) By notice to Lessee, Lessor may terminate Lessee's right to possession of the Site. A notice given in connection with unlawful detainer proceedings specifying a time within which to cure a default shall terminate Lessee's right to possession if Lessee fails to cure the default within the time specified in the notice.

               (ii) Upon termination of Lessee's right to possession and without further demand or notice, Lessee shall surrender possession and vacate the Site and deliver possession thereof, and Lessor may re-enter the Site and remove any persons not in lawful possession thereof.

               (iii) Upon termination of Lessee's right to possession, this Lease shall terminate and Lessor may declare to be immediately due and payable, and Lessor shall be entitled to (x) recover from Lessee the following amounts and (y) take the following actions:

                    (A) Lessee shall pay all accrued and unpaid Rent hereunder (including, without limitation, Basic Rent and Supplemental Rent) which had been earned at the time of termination;

                    (B) Lessor may elect any of the following: (1) Lessor may demand, by written notice to the Lessee specifying a Payment Date (the "Final Rent Payment Date") not earlier than five (5) days after the
           -----------------------
          date of such notice, that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the Final Rent

          Payment Date (in lieu of Basic Rent due after the Final Rent Payment
          Date), an amount equal to the sum of (a) the Lease Balance computed as of the Final Rent Payment Date, plus (b) all accrued and unpaid Rent due and unpaid to and including the Final Rent Payment Date, and upon payment of such amount, and the amount of all other sums due and payable by Lessee under this Lease and the other Operative Documents (and interest at the Overdue Rate on the amounts payable under this clause (B)(1) from the Final Rent Payment Date to the date of actual payment), Lessor shall transfer by quitclaim deed to Lessee all of Lessor's right, title and interest in and to the Site without recourse or warranty, but free and clear of Lessor Liens; or

                    (2) Lessor may sell its interest in the Site, in which event Lessee shall pay to Lessor an amount equal to the excess, if any, of
          (x) all amounts due Lessor under clause (B)(1) above over (y) the net sale proceeds received by Lessor from the foregoing sale (provided
                                                                     --------
          that, in calculating such net sale proceeds, all expenses and taxes incurred by Lessor, Agent or any Participant in connection with such sale, including, without limitation, legal fees, shall be deducted from such sales proceeds);

                    (C) Any other amount necessary to compensate Lessor for all actual damages caused by Lessee's failure to perform Lessee's obligation under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the costs and expenses (including without limitation, reasonable attorneys' fees, advertising costs and brokers' commissions) of recovering possession of the Site, removing persons or property therefrom, placing the Site in good order, condition, and repair, preparing and altering the Site for reletting, and all other costs and expenses of reletting; and

                    (D) Such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

               (iv) Lessor may enforce the Lien given hereunder pursuant to
     Section 16.1 hereof, the Memorandum of Lease, the Uniform Commercial Code
     ------------
     or any other law.

               (v) If Lessee has breached this Lease and abandoned the Site, this Lease shall continue in effect for so long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all of Lessor's rights and remedies under this Lease, including the right to recover the Rent hereunder (including, without limitation, Basic Rent and Supplemental Rent) as it becomes due under this Lease. Lessee's right to possession shall not be deemed to have been terminated by Lessor except pursuant to clause (i) above. The following do not constitute a termination of Lessee's right to possession:

                    (A) Acts of maintenance or preservation or efforts to relet the Site;

                    (B) The appointment of a receiver upon the initiative of Lessor to protect Lessor's interest under this Lease;

                    (C) Reasonable withholding of consent to an assignment or subletting, or terminating a subletting or assignment by Lessee.

               (vi) In the event that Lessor elects to continue this Lease in full force and effect, Lessor may enforce all its rights and remedies under this Lease, including, but not limited to, the right to recover Rent hereunder (including, without limitation, Basic Rent and Supplemental Rent) as it becomes due. During the continuance of a Lease Event of Default, Lessor may enter the Site in accordance with applicable law without terminating this Lease and sublet all or any part of the Site for Lessee's account to any Person, for such term (which may be a period beyond the remaining Lease Term), at such rents and on such other terms and conditions as are commercially reasonable. In the event of any such subletting, rents received by Lessor from such subletting shall be applied (i) first, to the payment of the reasonable costs incurred by Lessor in maintaining, preserving, altering and preparing the Site for subletting and other costs of subletting, including, but not limited to, brokers' commissions and attorneys' fee; (ii) second, to the payment of Rent hereunder (including, without limitation, Basic Rent and Supplemental Rent) then due and payable;
     (iii) third, to the payment of future Rent hereunder (including, without limitation, Basic Rent and Supplemental Rent) as the same may become due and payable hereunder; (iv) fourth, to the payment of all other obligations of Lessee hereunder, and (v) fifth, the balance, if any, shall be paid to Lessee upon (but not before) expiration of the Lease Term. If the rents received by Lessor from such subletting, after application as provided above, are insufficient in any period to pay the Rent (including, without limitation, Basic Rent and Supplemental Rent) due and payable hereunder for such period, Lessee shall pay such deficiency to Lessor upon demand. Notwithstanding any such subletting for Lessee's account without termination, Lessor may at any time thereafter, by written notice to Lessee, elect to terminate this Lease by virtue of a previous Lease Event of Default.

               (vii) Lessor may exercise any other right or remedy that may be available to it under Applicable Laws and Regulations or in equity, or proceed by appropriate court action (legal or equitable) to enforce the terms or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any Rent Installment Period(s), and such suits shall not in any manner prejudice Lessor's right to collect any such damages for any subsequent Rent Installment Period(s), or Lessor may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term.

               (viii) Lessor may retain and apply against Lessor's damages all sums which Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, Lessee pursuant to the terms of this Lease.

               (ix) Lessor may exercise the remedies described in Sections 11 and 12 of the Memorandum of Lease.

     Section 18.2.  Final Liquidated Damages.
                    ------------------------

          (a) LESSOR AND LESSEE AGREE AND ACKNOWLEDGE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE ACTUAL DAMAGES WHICH LESSOR WOULD SUFFER IN THE EVENT THAT LESSEE DEFAULTS HEREUNDER AND DOES NOT OTHERWISE PURCHASE THE SITE IN ACCORDANCE WITH THE TERMS OF THIS LEASE. THE PARTIES HEREBY AGREE THAT A REASONABLE ESTIMATE OF THE TOTAL NET DETRIMENT THAT LESSOR WOULD SUFFER IN THE EVENT OF LESSEE'S DEFAULT AND FAILURE TO PURCHASE THE SITE IS AND SHALL BE AN AMOUNT EQUAL TO THE TERMINATION VALUE.

          (b) Upon payment of the amount specified pursuant to the previous clause, Lessee shall be entitled to receive from Lessor, at Lessee's request and cost, an assignment of Lessor's right, title and interest in the Site, in recordable form and otherwise in conformity with local custom and free and clear of the Lien of the Mortgage. The Site shall be quitclaimed to Lessee (or Lessee's designee) "AS IS" and in its then present physical condition. If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided, that Lessee shall
                                                    --------
not be entitled to receive an assignment of Lessor's interest in the Site, unless Lessee shall have paid in full the Termination Value.

     Section 18.3.  Proceeds; Deficiency.  All payments received and amounts
                    --------------------
held or realized by Lessor at any time when a Lease Event of Default shall have occurred and be continuing and after the Lease Balance shall have been accelerated pursuant to this Article as well as all payments or amounts then held or thereafter received by Lessor, except for rents received by Lessor from subletting pursuant to Section 18.1(vi) and the proceeds of sale pursuant to
                       ----------------
Section 11 of the Memorandum of Lease, shall be distributed forthwith upon receipt by Lessor in the following order of priority:

          first: so much of such payments or amounts as shall be required to reimburse Lessor for any tax (other than any income tax payable on Basic Rent or interest and on fees and other compensation of Lessor), expense or other amount owed to Lessor in connection with the collection or distribution of such payments or amounts to the extent not previously reimbursed by Lessee (including, without limitation, the expenses of any sale, taking or other proceeding, expenses in connection with realizing on any of the Sites, reasonable attorneys' fees and expenses (including the allocated costs of internal counsel), court costs and any other reasonable expenditures incurred or reasonable expenditures or advances made by Lessor in the protection, exercise or enforcement of any right, power or remedy upon such Lease Event of Default, whether pursuant to Article XVII or otherwise) shall be so applied by Lessor;
        ------------

          second: so much of such payments or amounts (except those specified in clauses third and fourth below), which under the terms of this Lease and the other Operative Documents have accrued, shall be so applied;

          third: so much of such payments or amounts remaining as shall be required to pay Agent (on behalf of itself and Lenders) in full the aggregate unpaid Lease Balance and all Basic Rent, which is payable to Agent and Lenders (including, to the extent permitted by applicable law, interest on interest) shall be so applied (to be distributed by Agent pursuant to the Loan Agreement);

          fourth: so much of such payments or amounts remaining as shall be required to pay Lessor in full the aggregate unpaid Lease Balance and all Basic Rent which is payable to Investor (including, to the extent permitted by applicable law, interest on interest) shall be so applied; and

          fifth: so much of such payments or amounts as shall remain shall be distributed to Lessee.

     Section 18.4.  Grant and Foreclosure on Lessee's Estate.  The Memorandum
                    ----------------------------------------
of Lease contains a provision by which Lessee grants to a trustee, in trust, with power of sale, or grants a mortgage lien to Lessor in, all of Lessee's right, title and interest in and to the Site, subject to the terms of the Memorandum of Lease, and upon the occurrence of a Lease Event of Default, granting Lessor the power and authority, after fulfillment of certain conditions, to cause the mortgage trustee to sell, or foreclose its mortgage lien against, the Site. The Memorandum of Lease, including such grant, are incorporated herein by reference.

     Section 18.5.  Remedies Cumulative; No Waiver; Consents.  To the extent
                    ----------------------------------------
permitted by, and subject to the mandatory requirements of, Applicable Laws and Regulations, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. No delay or omission by Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Lessee or be an acquiescence therein. Lessor's consent to any request made by Lessee shall not be deemed to constitute or preclude the necessity for obtaining Lessor's consent, in the future, to all similar requests. No express or implied waiver by Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease

Default or Lease Event of Default. To the extent permitted by Applicable Laws and Regulations, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor (i) to provide any notice to Lessee, or (ii) to sell, lease or otherwise use the Site or part thereof in mitigation of Lessor's damages, or (iii) to take any other action, upon the occurrence of a Lease Event of Default, or that may otherwise limit or modify any of Lessor's rights or remedies under this Article.

                                  ARTICLE XIX.
                          RIGHT TO PERFORM FOR LESSEE

          If Lessee shall fail to perform or comply with any of its agreements contained herein, Lessor may, but shall not be obligated to, on five (5) Business Days prior notice to Lessee (except in the event of an emergency, in which case only one (1) Business Day's prior notice shall be required), perform or comply with such agreement, and Lessor shall not thereby be deemed to have waived any default caused by such failure, and the amount of such payment and the amount of the expenses of Lessor (including attorneys' fees and expenses) incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by Lessee to Lessor upon demand; provided that in the case of an emergency, Lessee shall permit
             --------
Lessor so to perform or comply on less than one Business Day's notice if Lessor has determined in good faith that such emergency did not permit additional time.

                                  ARTICLE XX.
                                 LESSOR LIENS

          In the event that Lessor shall be obligated to remove any Lessor Liens from the Site and shall fail to do so, Lessee shall have a claim against Lessor for such failure, but shall not have any right of offset.

                                  ARTICLE XXI.
                                 MISCELLANEOUS

     Section 21.1.  Binding Effect; Successors and Assigns; Survival.  The terms
                    ------------------------------------------------
and provisions of this Lease, and the respective rights and obligations hereunder of Lessor, Lessee, Agent and Participants shall be binding upon them and their respective successors, legal representatives and assigns (including, in the case of Lessor, any Person to whom Lessor may transfer the Site or any interest therein in accordance with the provisions of the Deed of Trust or other Operative Documents), and inure to their benefit and the benefit of their respective permitted successors, legal representatives and assigns.

     Section 21.2.  Severability.  Any provision of this Lease that shall be
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and Lessee shall remain liable to perform its obligations hereunder except to the extent of such unenforceability. To the extent permitted by Applicable

Laws and Regulations, Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

     Section 21.3.  Notices.  Unless otherwise specified herein, all notices,
                    -------
requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be delivered and shall be deemed to have been given in accordance with the Participation Agreement.

     Section 21.4.  Amendment; Complete Agreements.  Neither this Lease nor any
                    ------------------------------
of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought and such other parties as required by Section 9.5 of the Participation Agreement. This Lease, together with the other Operative Documents, is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein and therein. No course of prior dealings between the parties or their officers, employees, agents or Affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease or any other Operative Document. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their Affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease or any other Operative Document. No representations, undertakings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in the Operative Documents.

     Section 21.5.  Headings.  The Table of Contents and headings of the
                    --------
various Articles and Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

     Section 21.6.  Original Lease.  The single executed original of this Lease
                    --------------
containing the receipt of Agent therefor on or following the signature page thereof shall be the "original executed counterpart" of this Lease. To the extent that this Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the "original executed counterpart."

     Section 21.7.  GOVERNING LAW.  THIS LEASE HAS BEEN DELIVERED IN, AND SHALL
                    -------------
IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT AS TO MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS AND THE EXERCISE OF REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE APPLICABLE SITE IS LOCATED.

     Section 21.8.  Discharge of Lessee's Obligations by its Affiliates.  Lessor
                    ---------------------------------------------------
agrees that performance of any of Lessee's obligations hereunder by one or more of its Affiliates or affiliates or one or more sublessees of the Site or any part thereof shall constitute performance by Lessee of such obligations to the same extent and with the same effect hereunder as if such obligations were performed by Lessee, but no such performance shall excuse Lessee from any obligation not performed by it or on its behalf under the Operative Documents.

     Section 21.9.  Liability of Lessor, Trustee and Trust Company Limited.  The
                    ------------------------------------------------------
parties hereto agree that none of Lessor, Trustee and Trust Company shall have any personal liability whatsoever to Lessee or their respective successors and assigns for any Claim based on or in respect of this Lease or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby; provided, however, that (i) Lessor shall be liable in its
                   --------  -------
individual capacity for Lessor Liens required to be removed by Lessor under
Section 6.2(a) of the Participation Agreement, and (ii) Lessor, Trustee and Trust Company shall each be liable in their individual capacities for their own willful misconduct or gross negligence as determined in a final and nonappealable decision from a court of competent jurisdiction. It is understood and agreed that, except as provided in the preceding proviso: (i) none of Lessor, Trustee or Trust Company shall have any personal liability under any of the Operative Documents; (ii) all obligations of Lessor to Lessee are solely nonrecourse obligations, recourse being limited to its interest in the Site and the Operative Documents (excluding Excluded Amounts); and (iii) all such personal liability of each of Lessor, Trustee and Trust Company is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by each of Lessor, Trustee and Trust Company.

     Section 21.10.  Estoppel Certificates.  Each party hereto agrees that at
                     ---------------------
any time and from time to time during the Lease Term, it will promptly, but in no event later than thirty (30) days after request by the other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser (if such prospective purchaser has signed a commitment letter or letter of intent to purchase the Site or any part thereof or to purchase any Note or Trust Certificate), assignee or mortgagee or third party designated by such other party, a certificate stating (a) that this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and identifying the modification agreements); (b) the date to which Basic Rent has been paid; (c) in the case of an estoppel certificate to be given by Lessee, whether or not there is any existing default by Lessee in the payment of Basic Rent or any other sum of money hereunder, and whether or not there is any other existing Lease Default or Lease Event of Default with respect to which a notice of default has been served, and, if there is any such default, specifying the nature and extent thereof; (d) in the case of an estoppel certificate to be given by Lessee, whether or not, to the knowledge of Lessee after due inquiry and investigation, there are any purported setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of Lessee; and (e) other items that may be reasonably requested; provided that no such certificate may be requested unless
                      --------
the requesting party has a good faith reason for such request. In addition, Lessee, promptly, but in no event later than thirty (30) days after request by any other party hereto, shall obtain and deliver to such other party or to any prospective purchaser (if such prospective purchaser has signed a commitment letter or letter of intent to purchase the Site or any part thereof or to purchase any

Note or Trust Certificate), assignee, mortgagee or third party designated by such other party, an estoppel certificate from Sublessee containing such items as reasonably requested by the party requesting the same; provided that no such
                                                          --------
certificate may be requested unless the requesting party has a good faith reason for such request.

     Section 21.11.  No Joint Venture.  Any intention to create a joint venture
                     ----------------
or partnership relation between Lessor and Lessee is hereby expressly disclaimed.

     Section 21.12.  No Accord and Satisfaction.  The acceptance by or on
                     --------------------------
behalf of Lessor of any sums from Lessee (whether as Basic Rent or otherwise) in amounts which are less than the amounts due and payable by Lessee hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction of any dispute between Lessor and Lessee regarding sums due and payable by Lessee hereunder, unless the requisite consent has been obtained pursuant to the terms of the Participation Agreement.

     Section 21.13.  No Merger.  In no event shall the Leasehold Estate of
                     ---------
Lessee hereunder, or the rights and interests of Agent, any lender or the holder of any Notes secured by a Lien in this Lease, merge with any interests, estates or rights of Lessor in or to the Site, it being understood that such Leasehold Estate of Lessee hereunder, and the rights and interests of Agent, any Lender or the holder of any Notes secured by a Lien in this Lease, shall be deemed to be separate and distinct from Lessor's interests, estates and rights in or to the Site, notwithstanding that any such interests, estates or rights shall at any time or times be held by or vested in the same Person.

     Section 21.14.  Successor Lessor.  Lessee agrees that, in the case of any
                     ----------------
transfer of the Site to a successor Lessor in accordance with the provisions of
Section 6.3 of the Participation Agreement from time to time, such successor Lessor shall, upon written notice by such successor Lessor to Lessee, succeed to all the rights, powers and title of Lessor hereunder and shall be deemed to be Lessor for all purposes hereof and without in any way altering the terms of this Lease or Lessee's obligations hereunder. Such transfer to a successor Lessor shall not exhaust the right to any further transfer to another successor Lessor pursuant to said Section 6.3, but such right may be exercised repeatedly as long as this Lease shall be in effect.

     Section 21.15.  Survival.  The obligations of Lessee to be performed under
                     --------
this Lease prior to the Lease Termination Date and the obligations of Lessee pursuant to Sections 4.1, 4.2, 4.4, 4.5, Article XVIII and Section 21.1, as well
            ---------------------------  -------------     ------------
as any indemnities under any of the Operative Documents, shall survive the expiration or termination of this Lease. The extension of any applicable statute of limitations by Lessor, Agent, any Participant, Lessee or any other Indemnitee shall not affect such survival.

     Section 21.16.  Transfer of Site to Lessee or any other Person.  Whenever
                     ----------------------------------------------
pursuant to any provision of this Lease Lessor is required to transfer the Site to Lessee or to any other Person, such transfer shall be made at Lessee's expense (including, without limitation, all costs of conveyance, applicable transfer taxes and recording fees without regard to local custom) by the quitclaim transfer of all of Lessor's right, title and interest in and to the Site on an "as is, where is, with all faults" basis, free and clear of all Lessor Liens, but subject to the Lien of the Loan Agreement if and to the extent it is attached, and otherwise without recourse, representation or warranty of any kind, and together with the due assumption by Lessee (or such third party) of, and due release of Lessor from, all obligations relating to the Site or the Operative Documents. Any provision in this Lease or other Operative Document to the contrary notwithstanding, Lessor shall not be obligated to make any such transfer until Lessor has received all Rent and other amounts due and owing hereunder.

     Section 21.17.  Enforcement of Certain Warranties.
                     ---------------------------------

          (a) Unless a Lease Default or Lease Event of Default shall have occurred and be continuing, Lessor authorizes Lessee (directly or through agents), at Lessee's expense, to assert, during the Lease Term, all of Lessor's rights (if any) under any applicable warranty and any other claim that Lessee or Lessor may have under the warranties provided to Lessor in connection with the purchase, of the Site and Lessor agrees to cooperate, at Lessee's expense, with Lessee and its agents in asserting such rights. So long as there is no Lease Default or Lease Event of Default, any amount recovered by Lessee under any such warranties shall be retained by Lessee.

          (b) Notwithstanding the foregoing provisions of this Section, so long as a Lease Default or Lease Event of Default shall have occurred and be continuing, any amount that would otherwise be retained by Lessee pursuant to
Section 21.17(a) shall be paid to Lessor as security for the obligations of
----------------
Lessee under this Lease, and, if a Lease Event of Default is continuing, may be applied to the obligations of Lessee hereunder, and, at such time thereafter as no Lease Default or Lease Event of Default shall be continuing, such amount and gain thereon shall be paid promptly to Lessee to the extent not previously applied in accordance with the terms of this Lease.

     Section 21.18.  Investment of Security Funds.  Any amounts not payable to
                     ----------------------------
Lessee and paid to or retained by Lessor pursuant to any provision hereof solely because a Lease Default or Lease Event of Default shall have occurred and be continuing or because Lessee shall not have performed in full its obligations under Article XIII shall be held by Lessor as security for the obligations of
      ------------
Lessee under this Lease and the other Operative Documents. At such time as no Lease Default or Lease Event of Default, or failure to perform shall be continuing, such amounts, net of any amounts previously applied to Lessee's obligations hereunder or under any other Operative Documents, shall be paid to Lessee. Any such amounts which are held pending payment to Lessee or application hereunder shall be invested by Lessor (or Agent) as directed from time to time in writing by Lessee (provided, however, that if a Lease Event of Default has
                      --------  -------
occurred and is continuing it will be directed by Lessor), and at the expense and risk of Lessee, in Permitted Investments. Any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) shall be applied from time to time in the same manner as the principal invested. Lessee will promptly pay to Lessor on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment), such amount to be held, paid and applied in the same manner as other amounts subject to this Section.

     Section 21.19.  Recording of Memorandum of Lease.  Concurrently with the
                     --------------------------------
execution and delivery of this Lease, Lessor and Lessee shall execute, acknowledge and cause to be recorded a Memorandum of Lease substantially in the form attached hereto as Exhibit A, in the official records of the County where
                        ---------
the Site is located. Notwithstanding the execution, delivery and recording of any such Memorandum of Lease, the terms, covenants and conditions of this Lease shall control.

     Section 21.20.  Nature of Transaction.
                     ---------------------

          (a) It is the intent of the parties hereto that: (i) the transaction contemplated hereby constitutes an operating lease from Lessor to Lessee for purposes of Lessee's financial reporting, (ii) the transaction contemplated hereby preserves ownership in the Site to Lessee for purposes of Federal and state tax and bankruptcy purposes, (iii) Lessee, pursuant to the Lease, grants a security interest or lien, as the case may be, in the Site and the other Collateral to Lessor, (iv) for purposes of Federal and state tax and bankruptcy purposes, the payment by Lessee of the portions of Basic Rent shall be treated as payments of interest, and any other payments in respect of the Lease Balance shall be treated as repayments of principal, and (v) the Collateral Documents create a lien and security interest in the Site, subject to certain limited exceptions. Nevertheless, Lessee acknowledges and agrees that none of Lessor, Agent or any Participant has provided or will provide tax, accounting or legal advice to Lessee regarding the Overall Transaction or made any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Documents and that Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

          (b) Specifically, without limiting the generality of subsection (a) of this Section, but understanding that the parties' characterization is not the sole determinant of the issue, the parties hereto intend and agree that with respect to the nature of the transactions evidenced by this Lease in the context of the exercise of remedies under the Operative Documents, relating to and arising out of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State thereof affecting Lessee, Lessor, Agent or any Participant or any enforcement or collection actions, the transactions evidenced by the Operative Documents are loans made by unrelated third party lenders to Lessee secured by the Site.

          IN WITNESS WHEREOF, the undersigned have each caused this Lease and Agreement to be duly executed and delivered in New York, New York by their respective officers thereunto duly authorized, as of the day and year first above written.

                              SMART & FINAL REALTY TRUST 1998,
                              as Lessor

                              By:  Wilmington Trust Company, not in its
                                   individual capacity but solely as Trustee


                                   By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                              SMART & FINAL INC.,
                              as Lessee


                              By:
                                    ------------------------
                                    Name:
                                    Title:


                              RECEIPT FOR COUNTERPART NO. 1 ONLY


                              CREDIT LYONNAIS LOS ANGELES BRANCH,
                              as Agent


                              By:
                                    ------------------------
                                    Name:
                                    Title:

Acknowledged and agreed to
as of the date first above written:


SMART & FINAL STORES CORPORATION,
as Sublessee


By:
      ---------------------------
      Name:
      Title:

                              LEASE AND AGREEMENT

                                  SCHEDULE I

                              Description of Site
                              -------------------

                                 See attached.

                              LEASE AND AGREEMENT

                                   EXHIBIT A

                   FORM OF MEMORANDUM OF LEASE AND AGREEMENT
                   -----------------------------------------

          THIS MEMORANDUM OF LEASE AND AGREEMENT dated as of May __, 1998 (this "Memorandum of Lease"), is entered into between SMART & FINAL REALTY TRUST 1998,
 -------------------
a Delaware business trust, as lessor (the "Lessor"), and SMART & FINAL INC., a
                                           ------
Delaware corporation, as lessee (the "Lessee").
                                      ------

                              W I T N E S S E T H:

          WHEREAS, Lessee and Lessor shall have heretofore entered into that certain Lease and Agreement dated as of May 20, 1998 (as amended, supplemented, or otherwise modified from time to time, the "Lease");
                                              -----

          WHEREAS, the Lease provides for the execution and delivery of a Memorandum of Lease on the Site Acquisition Closing Date, substantially in the form hereof, for the purpose of confirming the acceptance and lease of the Site, all as required pursuant to the Lease; and

          WHEREAS, unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Participation Agreement dated as of May 20, 1998 (as amended, supplemented, or otherwise modified from time to time, the "Participation Agreement"), among Lessee, Lessor, Smart &
                   -----------------------
Final Stores Corporation, as Sublessee, Wilmington Trust Company, as Trustee, Credit Lyonnais Leasing Corp., as Investor, financial institutions party hereto from time to time, as Lenders, and Credit Lyonnais Los Angeles Branch, as Agent.

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

          1.   Delivery and Acceptance. Pursuant to the terms of the Lease,
               -----------------------
Lessor hereby delivers and leases to, and confirms delivery and lease to, Lessee, and Lessee hereby accepts delivery and leases, and confirms acceptance of delivery and lease, from Lessor, under the Lease as hereby supplemented, of the Site more particularly described on Schedule I attached hereto. The term
                                        ----------
"Site" includes, without limitation, all of the right, title and interest of
 ----
each of Lessor or Lessee in and to the following and any proceeds (including, without limitation, insurance and condemnation proceeds) thereof:

          (a) the real property described in Schedule I attached hereto (the "Land"); all buildings, structures and other improvements now or in the future
 -----
located on the Land (the "Improvements"; the Improvements and the Land are
                          ------------
sometimes collectively referred to herein as the "Property");
                                                  --------

          (b) all the estate, right, title, claim or demand whatsoever of such Person, in possession or expectancy, in and to the Property or any part thereof;

          (c) all right, title and interest of such Person in and to all of the fixtures, furnishings and fittings of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by such Person and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Property (all of the foregoing in this paragraph (c) being referred to as the "Fixtures");
                          --------

          (d) all right, title and interest of such Person in and to all of the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired such Person and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Property, including, but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, refrigerators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers (excluding software), sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description (all of the foregoing in this paragraph (d) being referred to as the "Equipment");
                    ---------

          (e) all right, title and interest of such Person in and to all substitutes and replacements of, and all additions and improvements to, the Improvements and the Fixtures and Equipment, subsequently acquired by such Person or constructed, assembled or placed by such Person on the Land, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Property or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by such Person;

          (f) all right, title and interest of such Person in, to and under all books and records relating to or used in connection with the operation of the Property or the Fixtures or any part thereof; and all general intangibles related to the operation of the Improvements now existing or hereafter arising;

          (g) all right, title and interest of such Person in and to all insurance policies (including title insurance policies) required to be maintained by such Person pursuant to Article XI of the Lease, including the right to collect and receive such proceeds; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Property for the taking by eminent domain, condemnation or otherwise, of all or any part of the Property or any easement or other right therein; and

          (h) all right, title and interest of such Person in and to (to the extent assignable) (i) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Property or any part thereof and (ii) all plans and specifications relating to the Property;

provided, however, that the Site shall exclude Equipment and Fixtures the
--------  -------
acquisition of which were not financed with Advances.

          2.  Warranty.  Lessee hereby represents and warrants that no event
              --------
which would constitute a Casualty or an Event of Taking and no notice of such Casualty or Event of Taking has been given to Lessee or any of its Affiliates as of the date hereof. Lessee hereby reaffirms each of the representations and warranties set forth at Section 4.1 of the Participation Agreement as if made on the date hereof (except to the extent any such representation and warranty relates to an earlier date), including the Site is free and clear of all Liens other than Permitted Liens.

          3.  Term.  The term of this Memorandum of Lease shall commence on the
              ----
date hereof and end on the Lease Termination Date. The Basic Term shall end no later than May 15, 2003.

          4.  Confirmation.  Lessee hereby confirms its agreement, in accordance
              ------------
with the Lease as supplemented by this Memorandum of Lease, to pay Rent for the benefit of Participants. Nothing herein shall reduce Lessee's obligation to make all other payments required under the Lease, including those payments to be made on the last day of the Lease Term pursuant to Article VI of the Lease.

          5.  Incorporation into Lease.  This Memorandum of Lease shall be
              ------------------------
construed in connection with and as part of the Lease, and all terms, conditions and covenants contained in the Lease, as supplemented by this Memorandum of Lease, shall be and remain in full force and effect.

          6.  References.  Any and all notices, requests, certificates and other
              ----------
instruments executed and delivered concurrently with or after the execution and delivery of this Memorandum of Lease may refer to the "Lease Agreement, dated as of May 20, 1998," or may identify the Lease in any other respect without making specific reference to this Memorandum of Lease, but nevertheless all such references shall be deemed to include this Memorandum of Lease, unless the context shall otherwise require.

          7.  Recording.  Lessor and Lessee agree that this Memorandum of Lease
              ---------
shall be recorded at Lessee's sole cost and expense as required under Section
21.19 of the Lease.

          8.  Counterparts.  This Memorandum of Lease may be executed in any
              ------------
number of counterparts, each executed counterpart constituting an original but all together one and the same instrument.

          9.  Nature of Transaction.  (A) IT IS THE INTENT OF THE PARTIES HERETO
              ---------------------
THAT: (I) THE TRANSACTION CONTEMPLATED HEREBY CONSTITUTES

AN OPERATING LEASE FROM LESSOR TO LESSEE FOR PURPOSES OF LESSEE'S FINANCIAL REPORTING, (II) THE TRANSACTION CONTEMPLATED HEREBY PRESERVES OWNERSHIP IN THE SITE TO LESSEE FOR PURPOSES OF FEDERAL AND STATE TAX AND BANKRUPTCY, (III) LESSEE, PURSUANT TO THE LEASE, GRANTS A SECURITY INTEREST OR LIEN, AS THE CASE MAY BE, IN THE SITE AND THE OTHER COLLATERAL TO LESSOR, (IV) FOR PURPOSES OF FEDERAL AND STATE TAX, THE PAYMENT BY LESSEE OF BASIC RENT SHALL BE TREATED AS PAYMENTS OF INTEREST, AND THE PAYMENT BY LESSEE OF ANY AMOUNTS IN RESPECT OF THE LEASE BALANCE SHALL BE TREATED AS REPAYMENTS OF PRINCIPAL, AND (V) THE COLLATERAL DOCUMENTS CREATE A LIEN AND SECURITY INTEREST IN THE COLLATERAL, SUBJECT TO CERTAIN LIMITED EXCEPTIONS. NEVERTHELESS, LESSEE ACKNOWLEDGES AND AGREES THAT NONE OF LESSOR, AGENT OR ANY PARTICIPANT HAS PROVIDED OR WILL PROVIDE TAX, ACCOUNTING, REGULATORY OR LEGAL ADVICE TO LESSEE REGARDING THE OVERALL TRANSACTION OR MADE ANY REPRESENTATIONS OR WARRANTIES CONCERNING THE TAX, ACCOUNTING, REGULATORY OR LEGAL CHARACTERISTICS OF THE OPERATIVE DOCUMENTS OR THE OVERALL TRANSACTION AND THAT LESSEE HAS OBTAINED AND RELIED UPON SUCH TAX, ACCOUNTING, REGULATORY AND LEGAL ADVICE CONCERNING THE OPERATIVE DOCUMENTS AND THE OVERALL TRANSACTION AS IT DEEMS APPROPRIATE.

          (B) SPECIFICALLY, WITHOUT LIMITING THE GENERALITY OF CLAUSE (A) ABOVE, BUT UNDERSTANDING THAT THE PARTIES' CHARACTERIZATION IS NOT THE SOLE DETERMINANT OF THE ISSUE, THE PARTIES HERETO INTEND AND AGREE THAT WITH RESPECT TO THE NATURE OF THE TRANSACTIONS EVIDENCED BY THE LEASE IN THE CONTEXT OF THE EXERCISE OF REMEDIES UNDER THE OPERATIVE DOCUMENTS, RELATING TO AND ARISING OUT OF ANY INSOLVENCY OR RECEIVERSHIP PROCEEDINGS OR A PETITION UNDER THE UNITED STATES BANKRUPTCY LAWS OR ANY OTHER APPLICABLE INSOLVENCY LAWS OR STATUTE OF THE UNITED STATES OF AMERICA OR ANY STATE THEREOF AFFECTING LESSEE, LESSOR, AGENT OR ANY PARTICIPANT OR ANY ENFORCEMENT OR COLLECTION ACTIONS, THE TRANSACTIONS EVIDENCED BY THE OPERATIVE DOCUMENTS ARE LOANS MADE BY UNRELATED THIRD PARTIES TO LESSEE SECURED BY THE SITE AND OTHER COLLATERAL.

          10. Grant and Foreclosure on Lessee's Estate.  Lessee hereby grants to
              ----------------------------------------
Old Republic Title Company, as trustee (together with all successor trustees, "Mortgage Trustee") for the benefit of Lessor, Agent, Lenders and Investor, IN TRUST, WITH POWER OF SALE, all of Lessee's right, title and interest in and to the Site and, upon the occurrence of a Lease Event of Default, Lessor shall have the power and authority, after proper notice and lapse of such time as may be required by law, to cause Mortgage Trustee to sell the Site by notifying Mortgage Trustee of that election and depositing with Mortgage Trustee this instrument and receipts and evidence of expenditures made and secured hereby as Mortgage Trustee may reasonably require. Upon receipt of any such notice from Lessor, Mortgage Trustee shall cause to be recorded, published and delivered to Lessee such Notice of Default and Election to Sell as is then required by applicable statutory authority and by this instrument, which notice shall set forth, among other things, the nature of the breach(es) or default(s), the action(s) required to effect a cure thereof and the time period within which that cure may be effected. If no cure is effected within the statutory time limits following recordation of the Notice of Default and Election to Sell and after Notice of Sale has been given as required by the above-referenced statutes, Mortgage Trustee may without further notice or demand sell and convey the Site in accordance with the above-referenced statutes. The Site may be sold as a whole or in separate lots, parcels or items and in such order as Lessor may direct, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Lessee acknowledges that sales for cash or on credit to a wholesaler, retailer or user of the Site, at a public or private auction, are all commercially reasonable. Mortgage Trustee shall deliver to the purchaser(s) a good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty express or implied. The recitals in such deed of any matter or fact shall be conclusive proof of the truthfulness thereof. Any Person, including Lessee, Mortgage Trustee, Lessor, Agent or any Participant, may purchase at any sale. After deducting all costs, fees and expenses of Lessor and Mortgage Trustee, including costs of evidence of title in connection with any sale, Lessor shall apply the proceeds of sale, in the following order of priority, to payment of the following (collectively, the "Obligations"): (i) first, all amounts expended by or for the account of Lessor under the terms hereof and not then repaid, with accrued interest at the Overdue Rate; and (ii) second, all other amounts then due and owing hereunder including, without limitation, all Basic Rent, Supplemental Rent, the full amount of the Lease Balance as of the date of sale as if this Lease had been terminated, and all other amounts then payable by Lessee under the Lease and the other Operative Documents (excluding however, the Lessee's Environmental Indemnity), with Lessor having the right to apply the proceeds of sale to the amounts described above in this clause (ii) in such order, proportion and priority as Lessor may elect in its sole and absolute discretion. To the extent permitted by applicable statutes, Mortgage Trustee may postpone the sale of all or any portion of the Site by public announcement at the time and place of sale, and from time to time thereafter may again postpone that sale by public announcement or subsequently noticed sale, and without further notice may make such sale at the time fixed at the last postponement or may, in its discretion, give a new notice of sale. A sale of less than all of the Site or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all of the Obligations have been satisfied or the entire Site sold, without defect or irregularity. No action of Lessor, Mortgage Trustee, Agent or any Participant based upon the provisions contained herein or contained in the applicable statutes, including, without limitation, the giving of the Notice of Default and Election to Sell or the Notice of Sale, shall constitute an election of remedies which would preclude Lessor from pursuing judicial foreclosure before a completed sale pursuant to the power of sale contained herein. Lessor shall have the right, with the irrevocable consent of Lessee hereby given and evidenced by the execution of this instrument, to obtain appointment of a receiver by any court of competent jurisdiction without further notice to Lessee, which receiver shall be authorized and empowered to enter upon and take possession of the Site, including all personal property constituting a permanent part of the Site and fixtures thereto used upon or in connection with the real property herein conveyed (and any other personal property constituting a part of the Site which Lessee acquired with the funds of any Participant), to let the Site, to receive all the rents, issues and profits, if any, which may be due or become due in respect to the leasing of the Site to another party and apply the rents after payment of all necessary charges and expenses to reduction of the Obligations in such order, proportion and priority as Lessor may elect. At the option of Lessor, the receiver shall accomplish entry and taking possession of the Site by actual entry and possession or by notice to Lessee. The receiver so appointed by a court of competent jurisdiction shall be empowered to issue receiver's certificates for funds advanced by Lessor for the purpose of protecting the value of the Site as security for the Obligations. The amounts evidenced by receiver's certificates shall bear interest at the Overdue Rate and may be added to the Obligations if Lessee or a junior lienholder purchases the Site at the trustee's sale. Mortgage Trustee or any successor acting hereunder may resign and thereupon be discharged of the trusts hereunder upon thirty (30) days prior written notice to Lessor. Regardless of whether Mortgage Trustee resigns, Lessor may, from time to time, substitute a successor or successors to any Mortgage Trustee named herein or acting hereunder in accordance with any statutory procedure for such substitution; or if Lessor, in its sole and absolute discretion, so elects, and if permitted by law, Lessor may substitute such successors or successors by recording, in the office of the recorder of the county or counties where the Site is located, a document executed by Lessor and containing the name of the original Lessee and Lessor hereunder, the book and page where this instrument (or a memorandum hereof) is recorded (and/or instrument number, as applicable) and the name of the new Mortgage Trustee, which instrument shall be conclusive proof of proper substitution of such successor Mortgage Trustee or Mortgage Trustees, who shall, without conveyance from the predecessor Mortgage Trustee, succeed to the rights, powers and duties hereunder. In addition to the foregoing, Lessor shall have those rights and remedies identified in Paragraph B(1)(a)-(d) and (f)-(j) of the Deed of Trust as if set forth herein, which rights and remedies are hereby incorporated by reference; provided, however, that (i) all capitalized terms
                           --------  -------
therein shall have the meaning assigned to such terms set forth herein, (ii) all references to "Trustor" and "Beneficiary" shall be deemed references to "Lessee" and "Lessor," respectively, (iii) all references to "Loan Events of Default" shall be deemed references to "Lease Events of Default," (iv) all references to the "Loan Agreement," the "Notes" and/or the "Loan Documents" shall be deemed references to the "Operative Documents," (v) all references to the "Deed of Trust" shall be deemed references to this "Memorandum of Lease," and (v) the reference to "Paragraph A.17" shall be deemed a reference to "the Lease." It is
              --------------
acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW LESSOR TO SELL THE SITE WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY LESSEE UNDER THIS INSTRUMENT.

          11.  Assignment of Leases and Rents. The hypothecation effected hereby
               ------------------------------
includes an encumbrance of the Lessee's rights, as sublandlord, in, to or under any subleases from time to time affecting the Site (and to any other rights of Lessee to any rents, issues or profits arising out of the Site). As a consequence, the parties intend for the Lessor to enjoy all rights with respect to such subleases, rents, issues and profits of an "assignee" under California Civil Code Section 2938 (including the right to appointment of a receiver in accordance with California Code of Civil Procedure 564).

          12.  Governing Law.  THIS MEMORANDUM OF LEASE HAS BEEN DELIVERED IN,
               -------------
AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, EXCEPT THAT

FORECLOSURE OF THE SITE SUBJECT TO THIS MEMORANDUM OF LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Memorandum of Lease and Agreement to be duly executed and delivered on the day and year first above written.

                              SMART & FINAL REALTY TRUST 1998,
                              a Delaware business trust, as Lessor


                              By:   Wilmington Trust Company, not in its
                                    individual capacity but solely as Trustee


                                    By:
                                          ---------------------------
                                          Name:
                                          Title:
                                          Address:



                                          Attention:



                              SMART & FINAL INC.,
                              a Delaware corporation, as Lessee

                              By:
                                    -----------------------------
                                    Name Printed:
                                    Title:
                                    Address:



                                    Attention:

                   Form of Memorandum of Lease and Agreement
                   -----------------------------------------

                                   SCHEDULE I


                              Description of Site
                              -------------------

                                 See attached.


                                       1